                     [LOGO OF JOHN HANCOCK APPEARS HERE]
                                 Variable Life
                               Insurance Company
                                               (JHVLICO)

                ANNUAL PREMIUM VARIABLE LIFE INSURANCE POLICIES
                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                              JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117

                        JOHN HANCOCK SERVICING OFFICE:
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117

                  TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                               FAX 617-572-5410

                          PROSPECTUS MAY 1, 1997

                      AS SUPPLEMENTED JUNE 18, 1997

  The annual premium variable life Policies described in this prospectus can be funded, at the discretion of the Owner, by one or more of seven subaccounts of John Hancock Variable Life Account U ("Account"). The assets of each subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectus for the Fund, which is attached to this Prospectus, describes the investment objectives, policies and risks of investing in a number of Portfolios of the Fund. Of these Portfolios, only the Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio and their corresponding subaccounts are available to Owners of the Policies described in this Prospectus.

  Replacing existing insurance with a Policy described in this prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           Page
SUMMARY OF POLICIES.......................................................   1
JHVLICO AND JOHN HANCOCK..................................................   5
THE ACCOUNT AND THE SERIES FUND...........................................   5
  The Account.............................................................   5
  The Series Fund.........................................................   6
PRINCIPAL POLICY PROVISIONS...............................................   7
  Death Benefit...........................................................   8
  Account Net Investment Rate (ANIR)......................................   9
  Annual Dividends........................................................  10
  Surrender Value.........................................................  10
  Loan Provision and Indebtedness.........................................  11
  Premiums................................................................  12
  Investment Option.......................................................  13
  Transfer Option.........................................................  13
  Default and Options on Lapse............................................  13
  Exchange of Policy During First 24 Months...............................  14
CHARGES AND EXPENSES......................................................  15
  Charges Deducted from Premiums..........................................  15
  Expenses Charged to Account.............................................  16
  Guarantee of Premiums and Certain Charges...............................  16
DISTRIBUTION OF POLICIES..................................................  17
TAX CONSIDERATIONS........................................................  18
  Policy Proceeds.........................................................  18
  Charge for JHVLICO's Taxes..............................................  18
  Corporate and H.R. 10 Plans.............................................  18
MANAGEMENT................................................................  19
THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO..................  19
VOTING PRIVILEGES.........................................................  19
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE..........................  20
REPORTS...................................................................  20
STATE REGULATION..........................................................  21
LEGAL MATTERS.............................................................  21
REGISTRATION STATEMENT....................................................  21
EXPERTS...................................................................  21
FINANCIAL STATEMENTS......................................................  21
APPENDIX--OTHER POLICY PROVISIONS.........................................  52
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED
 PREMIUMS.................................................................  54

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

   THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY.

   NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                              SUMMARY OF POLICIES

WHAT ARE THE VARIABLE LIFE INSURANCE POLICIES BEING OFFERED?

  JHVLICO issues variable life insurance policies. The Policies described in this prospectus are fixed annual premium policies. JHVLICO also issues scheduled annual premium policies that provide for additional premium flexibilities. These other policies are offered by means of another prospectus, but use the same underlying Fund.

  As explained below, the death benefit under the Policies increases or decreases monthly; the cash value increases or decreases daily. The Policies, therefore, differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as ordinary fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. So, the Policies are primarily insurance and not investments.

  The Policies work generally as follows: A fixed premium is made to JHVLICO each year. JHVLICO takes from the premium an amount for expenses. JHVLICO then places the rest of the premium into one or more of the seven subaccounts of the Account that are currently available under the Policies. The owner of the Policy (the "Owner") decides how much goes into each subaccount. The assets in each subaccount, other than assets attributable to policy loans, are invested in shares of the corresponding Portfolio of the Fund. The seven Portfolios currently available are Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio. During the year JHVLICO takes certain charges from each subaccount and credits or charges each subaccount with its respective investment performance. Costs of insurance, which are deducted from each Policy's cash value, vary monthly with the attained age of the insured and with the Variable Sum Insured.

  The death benefit increases or decreases monthly depending on the investment experience of the subaccounts to which premiums are allocated. In general, if the net investment experience is more favorable than 4 1/2% per year, the death benefit will increase, and, if less than 4 1/2% per year, the death benefit will decrease. However, JHVLICO guarantees that, regardless of the investment experience, the death benefit will never be less than the amount originally purchased. (This is called the Guaranteed Minimum Death Benefit.) The Owner, therefore, bears the investment risk for the amount above the Guaranteed Minimum Death Benefit, and JHVLICO bears the investment risk for the Guaranteed Minimum Death Benefit.

  The Owner may surrender a Policy for its cash value (the "Policy Cash Value") at any time while the insured is living. The Policy Cash Value is initially the amount of the premium that JHVLICO places in the Account, as explained above. The Policy Cash Value increases or decreases daily depending on the investment experience. However, JHVLICO does not guarantee a minimum amount of Policy Cash Value. Therefore, the Owner bears the investment risk for the Policy Cash Value. If the Owner surrenders in the early policy years, the amount of Policy Cash Value would be low (as compared with the premiums accumulated with interest), and, consequently, the insurance protection provided prior to surrender would be costly.

  This Prospectus describes three types of Policies being offered by JHVLICO: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All Policies may be issued on insureds between ages of 0 and 75. Discounts are available to insureds meeting non-smoking underwriting criteria.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are fixed and level and do not vary with the Account's investment experience. The amount of the premium depends on the type of Policy, the Policy's Initial Sum Insured, the insured's age, sex and smoking habits, and the frequency of premium payments. Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. There is a 31-day grace period in which to make premium payments due after the first. (See "Premiums".)

WHAT IS JOHN HANCOCK VARIABLE LIFE ACCOUNT U?

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under certain of its variable life insurance policies. There are currently eighteen subaccounts within the Account, but only seven of those subaccounts are currently available to the Policies described in this Prospectus. Each is invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a "series" type of mutual fund. The seven Portfolios of the Fund which are currently available are Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio.

  The Fund pays John Hancock a fee for providing investment management services to each of its Portfolios. The Fund also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                              Other   Total Fund   Other Fund
                                Investment     Fund   Operating  Expenses Absent
          Portfolio           Management Fee Expenses  Expenses  Reimbursement*
          ---------           -------------- -------- ---------- ---------------
Managed......................     0.34%       0.03%     0.37%          N/A
Growth & Income..............     0.25%       0.03%     0.28%          N/A
Large Cap Growth.............     0.40%       0.05%     0.45%          N/A
Real Estate Equity...........     0.60%       0.11%     0.71%          N/A
International Equities.......     0.60%       0.18%     0.78%          N/A
Sovereign Bond...............     0.25%       0.06%     0.31%          N/A
Money Market.................     0.25%       0.07%     0.32%          N/A

--------
* John Hancock reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Fund, see the prospectus for the Fund attached to this Prospectus.

WHAT CHARGES ARE DEDUCTED FROM THE PREMIUM IN DETERMINING THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  A modal net premium is allocated by JHVLICO from its general account to one or more of the subaccounts on the premium due date. The modal net premium for each Policy year is the actuarial equivalent, for the premium payment interval in effect, of the basic annual premium for a standard or preferred mortality risk payable for such year, less the charges deducted for sales loads, state premium taxes, annual administrative expenses, contributions for dividends and risk charge ("modal net premium"). An additional deduction for administrative expenses in connection with the issuance of a Policy is made in the first Policy year. Additional premiums are charged for Policies where the insured is classified as a substandard mortality risk and a portion of these premiums may be allocated to the subaccounts from time to time to support the reserves for extra mortality risks. The additional premiums for extra mortality risks are determined such that the Policy Cash Value for a substandard risk policy is the same as for a comparable standard risk policy.

  The charges deducted from premiums are for administrative expenses ($50 in each Policy year plus a one-time charge the first Policy year of as much as $13 per $1,000 of initial guaranteed minimum death benefit), sales expenses (which during the first two Policy years shall not exceed 30% of the basic annual premium paid during the first Policy year plus 10% of the basic annual premium paid for the second Policy year and which, including sales expenses in the third and later Policy years, average up to 9% over 20 years), state premium taxes (2 1/2% of the basic annual premium), the risk that the death benefit payable will be the guaranteed minimum death benefit rather than a lesser amount (approximately 3% of the basic annual premium) and for dividends (approximately 5-9% of the basic annual premium). See "Charges Deducted from Premiums".

WHAT ARE THE OTHER CHARGES?

  Charges are made against each subaccount for the mortality and expense risks assumed by JHVLICO (at an effective annual rate of .50% of the assets of the subaccount). The Policy Cash Value is charged monthly for the cost of insurance for the insured (at varying levels). See "Expenses Charged to Account".

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter the Owner will have the option of deciding what percentage or amount of the reserves held for the Policy will be invested in the seven subaccounts. (See "Investment Option" and "Transfer Option".)

ARE DIVIDENDS PAID ON THE POLICIES?

  Beginning two or three years after issue, depending on the form of Policy purchased, JHVLICO expects to pay dividends on each policy anniversary. (See "Annual Dividends".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell JHVLICO's insurance policies. Agent's commissions for the first Policy year do not exceed a maximum of 55% of the premiums paid. Commissions payable for later years are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales load in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

HOW DOES THE DEATH BENEFIT VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  The Death Benefit during the first policy month is equal to the Initial Sum Insured shown on the Policy at issue and thereafter will vary monthly depending on the subaccounts' rates of return after charges against the subaccounts' (the "Account Net Investment Rate"). In general, if the Account Net Investment Rate on an annual basis is greater than 4 1/2% the Death Benefit will increase and if less than 4 1/2% the Death Benefit will decrease (but never less than the Guaranteed Minimum Death Benefit.) (See "Death Benefit".)

HOW DOES THE POLICY CASH VALUE VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Policy Cash Value for any day equals the Policy Cash Value for the previous day, increased by any modal net premium placed in the subaccounts for the Policy and decreased by any charge for the cost of insurance for the insured, accumulated at the subaccounts' rates of return after charges against the subaccounts. The Policy Cash Value for substandard risk policies is the same as for comparable standard risk policies. (See "Surrender Value".)

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT AND POLICY CASH VALUE?

  The Owner may obtain a Policy loan of up to 90% of the Policy Cash Value. Interest charged on any loan will accrue and compound daily either at an annual rate determined by JHVLICO at the start of each Policy Year (Variable Loan Interest Rate) or, at the election of the Owner or in jurisdictions where a Variable Loan Interest Rate is not available, at an effective annual rate of 8%. A loan plus accrued interest may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the portion of the Policy Cash Value equal to the loan plus accrued interest is credited with the Policy Loan Rate (the Fixed or Variable Loan Interest Rate less an amount not exceeding 2%, assuming no taxes) rather than the subaccounts' net investment experience during such period. Therefore, the Death Benefit above the Guaranteed Minimum Death Benefit and the Policy Cash Value are permanently affected by any loan, whether or not it is repaid in whole or in part. Also, the amount of any outstanding loan plus accrued interest is subtracted from the Death Benefit or Policy Cash Value otherwise payable. (See "Loan Provision and Indebtedness".)

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender this Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by JHVLICO of the Notice of Withdrawal Right, whichever is latest, to JHVLICO at Boston, Massachusetts, or to the agent or agency office through which it was delivered. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Any premium paid on it will be refunded.

CAN A POLICY BE EXCHANGED FOR A FIXED BENEFIT LIFE INSURANCE POLICY?

  Within twenty four months after a Policy's issue date, the Policy may be exchanged without evidence of insurability for a fixed benefit policy on the life of the Insured having the same face amount as the Initial Sum Insured of the Policy. (See "Exchange of Policy During First 24 Months".)

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  There has been a determination by the Internal Revenue Service that death benefits payable under variable life insurance policies (which appear to be similar to those described in this Prospectus in all material respects) are excludable from the beneficiary's gross income for Federal tax purposes. It is also believed that an Owner will not be deemed to be in constructive receipt of the cash values of his or her Policy until its actual surrender. The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. (See "Tax Considerations".)

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any subaccount for Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to any subaccount or this class of Policies in future years, it reserves the right to make a charge. JHVLICO expects that it will continue to be taxed as a life insurance company. (See "Charge for JHVLICO's Taxes".)

                           JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all other states. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion and it has invested over $380 million in JHVLICO in connection with JHVLICO's organization and operations. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business and John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

                        THE ACCOUNT AND THE SERIES FUND

THE ACCOUNT

  The Account, a separate account established under Massachusetts law, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of JHVLICO. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from daily charges made by JHVLICO and, possibly, funds previously contributed by JHVLICO. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums may be allocated to one or more of the subaccounts from time to time to support the reserves for extra mortality risks.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account, JHVLICO or John Hancock.

  There currently are eighteen subaccounts in the Account, but only seven of those subaccounts are available to the Policies described in this Prospectus. The assets in each, apart from assets attributable to policy loans, are invested in a separate class of shares issued by the Fund, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new portfolios are added to the Fund and made available to Owners.

THE SERIES FUND

  The Fund is a "series" type of mutual fund registered with the Commission as an open-end diversified management investment company. Pursuant to an Agreement and Plan of Reorganization and with the approval of the Owners, the predecessor to the Fund, a Maryland corporation, was dissolved on April 29, 1988 and all of its assets, liabilities and operations were assumed and carried on by John Hancock Variable Series Trust I, a Massachusetts business trust organized for that purpose. The Fund serves as the investment medium for the Account and for other unit investment trust separate accounts established for other variable life insurance policies and for variable annuity contracts. (See the attached Fund prospectus for the description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of the Portfolios available to the Account is set forth below.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 International Equities Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

  John Hancock acts as the investment manager for the Fund. Its indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109 provides sub-investment advice with respect to the Growth & Income, Large Cap Growth and Managed Portfolios. Independence Investment Associates, Inc., also provides sub-investment advice with respect to the Real Estate Equity Portfolio. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199 and its subsidiary, John Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to International Equities Portfolio and John Hancock Advisers, Inc. does likewise with respect to Sovereign Bond Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid. Any such distribution will result in a reduction in the value of the Fund shares of the Portfolio from which the distribution was made. The total net asset value of the Account will not change because of such distribution, however.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each subaccount based on, among other things, the amount of modal net premiums allocated to the subaccount, dividends and distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                          PRINCIPAL POLICY PROVISIONS

  The discussions which follow under "Death Benefit", "Surrender Value" and "Loan Provision and Indebtedness" assume that premiums have been duly paid and, in the case of Death Benefit and Surrender Value that there has been no Policy loan. Benefits and values are affected if premiums are not paid or if a Policy loan is made. For the effect of a default in payment of premiums, see "Default and Options on Lapse", and of a loan, see "Loan Provision and Indebtedness". Determinations, applications, and payments may be deferred, see "Deferral of Determinations and Payments".

DEATH BENEFIT

  The Death Benefit will be an amount equal to the greater of the Initial Sum Insured and the Variable Sum Insured on the date of death of the insured. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter is the amount of life insurance determined according to the Valuation Provisions of the Policy.

  Guaranteed Minimum Death Benefit. The Guaranteed Minimum Death Benefit is equal to the Initial Sum Insured on the date of issue of the Policy. JHVLICO guarantees that, regardless of what the Account earns, the Death Benefit will never be less than the Guaranteed Minimum Death Benefit.

  Changes in Death Benefit. After the first policy month, the Death Benefit is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a date which is a Valuation Date.) The Death Benefit remains level during the policy month following the determination. The Owner bears the investment risk that the Death Benefit could decrease on any Monthly Date (but not below the Guaranteed Minimum Death Benefit) and forgoes any increase in Death Benefit from favorable investment results until the next Monthly Date.

  Changes in the Death Benefit for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the Policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each Valuation Period and the Policy's assumed annual rate of 4 1/2% is translated, on an actuarial basis, into a change in the Death Benefit.

  If the Death Benefit were equal to the Guaranteed Minimum Death Benefit for a policy month, it would increase above the Guaranteed Minimum Death Benefit on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4 1/2% and the Death Benefit was greater than the Guaranteed Minimum Death Benefit, the Death Benefit would be reduced (but not below the Guaranteed Minimum Death Benefit). The percentage change in the Death Benefit is not the same as the Account Net Investment Rate.

  The changes in Death Benefit may be more readily understood by reference to the following examples.

  Using the Variable Whole Life P50 Policy (Age 25 Years Male--Smoker) illustrated in this Prospectus and the 6% hypothetical gross annual investment return assumption (equivalent to an ANIR of 4.85%), the Death Benefit shown at the end of Policy year 5 would increase to the amount shown at the end of Policy year 6, as follows:

     Death Benefit at end of Policy year 5............... $62,736
     Increase in Death Benefit........................... $   322(.51% increase)
     Death Benefit at end of Policy year 6............... $63,058

  If, instead, the 0% hypothetical gross annual investment return assumption (equivalent to an ANIR of-1.09%) were used, the Death Benefit shown at the end of Policy year 5 would decrease to an amount at the end of Policy year 6 as follows:

     Death Benefit at end of Policy year 5.............. $62,736
     Decrease in Death Benefit.......................... $   298 (.48% decrease)
     Death Benefit at end of Policy year 6.............. $62,438

  In the case of a Death Benefit which was equal to the Guaranteed Minimum Death Benefit because the Variable Sum Insured was less than the Guaranteed Minimum Death Benefit, such Death Benefit would increase on a Monthly Date only if the ANIR for the last policy month was sufficiently greater than an equivalent annual rate of 41/2% to result in an increase sufficiently large to bring the Variable Sum Insured above the Guaranteed Minimum Death Benefit.

ACCOUNT NET INVESTMENT RATE (ANIR)

  The ANIR for each subaccount in which the Policy reserve is invested is determined separately for each Policy. The ANIR for a Valuation Period is determined as of the end of the Valuation Period as a weighted average of the Policy Loan Rate and the Account Equity Rate and reflects the Policy's indebtedness allocated to the subaccounts. In the absence of any indebtedness, the ANIR equals the Account Equity Rate. The ANIR may be positive or negative.

 Valuation Date

  A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares.

 Valuation Period

  A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

 Values during Valuation Periods

  The values of the Fund shares in the Account will be determined as of the end of each Valuation Period and shall be the same for each day of the Valuation Period.

 Account Equity Rate

  For each subaccount the Account Equity Rate for a Valuation Period is determined as of the end of the Valuation Period and reflects the subaccount's accrued investment income (excluding accrued policy loan interest) and capital gains and losses, realized or unrealized, of the subaccount for the Valuation Period, and any applicable income taxes paid or change in any provision for taxes maintained in the subaccount during the Valuation Period, and a Valuation Period charge at an effective rate of .50% annually of the value of the subaccount at the beginning of the Valuation Period.

 Policy Loan Rate

  For each Policy the Policy Loan Rate for a Valuation Period is determined as of the end of the Valuation Period and reflects the Policy's accrued Policy loan interest for the Valuation Period, any applicable income taxes paid, or change in any provision for taxes maintained by the Account during the Valuation Period, and a Valuation Period charge at an effective rate of not more than 2% annually of the total indebtedness of the Policy at the beginning of the Valuation Period.

ANNUAL DIVIDENDS

  These Policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which JHVLICO shall annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the Policy anniversary beginning not later than the end of the second Policy year for the Variable Whole Life 100 Policy and not later than the end of the third Policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the Policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a Policy is surrendered before dividends become payable, the Owner does not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

  Each year JHVLICO's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the Policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to JHVLICO's Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  Dividend Options. The Owner may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

SURRENDER VALUE

  Amount of Policy Cash Value. The Policy Cash Value increases or decreases depending on the applicable subaccount's investment experience and the proportion of the Policy's reserve invested in each subaccount. The Policy Cash Value for any day equals the Policy Cash Value for the previous day, increased by any modal net premium placed in the subaccounts and decreased by any charge for the cost of insurance for the insured, accumulated at the subaccounts' rates of return after charges against the subaccounts. A modal net premium is placed into the subaccounts on the Monthly Date if a premium is due in that Policy Month. The cost of insurance for the insured is deducted from the Account on every Monthly Date. No minimum amount of Policy Cash Value is guaranteed.

  Even though the premium is higher for a substandard mortality risk policy than for a comparable standard risk policy and the premium is lower if a non-smoker discount has been made available to an insured than in the case of a comparable standard risk policy, the premium is determined such that the Policy Cash Value in either instance is the same as the Policy Cash Value for a standard risk policy of the same age and sex, for the same Initial Sum Insured and having the same date of issue.

  When Policy may be Surrendered. A Policy may be surrendered for its surrender value at any time while the insured is living. Surrender takes effect and the surrender value is determined as of the end of the Valuation Period in which occurs the later of receipt of JHVLICO's Servicing Office of a signed request and the surrendered policy. The surrender value will be the Policy Cash Value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered in accordance with JHVLICO's rules. The Policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of Policy. The premium and the Guaranteed Minimum Death Benefit for the Policy will be based on the new Initial Sum Insured.

LOAN PROVISION AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money on completion of a form satisfactory to JHVLICO assigning the Policy as the only security for the loan. The Loan Value will be 90% of the total of the Policy Cash Value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. If the Owner elects the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in the Owner's state, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. The Owner may repay all or a portion of any indebtedness while the insured is living and premiums are being duly paid. Any loan is charged against the subaccounts in proportion to the Policy Cash Value allocated to the subaccounts and, upon repayment, the repayment is allocated to the subaccounts in proportion to the outstanding indebtedness in each subaccount at such time.

  Loan Interest Rates. The Variable Loan Interest Rate is determined annually for a Policy by JHVLICO. The Fixed Loan Interest Rate is 8% for the life of the Policy. The Owner, at the time of issue, can elect which loan interest rate will apply to any Policy Loan. If permitted by the law of the state in which the Policy is issued, the Owner may change a prior choice of Loan Interest Rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next Policy anniversary.

  The Variable Loan Interest Rate determined annually for a Policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5 1/2% or the

Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  Effect of Loan and Indebtedness. A loan does not affect the amount of the premiums due. While the indebtedness is outstanding, that portion of the indebtedness attributable to the Account is credited with the Policy Loan Rate rather than the Account Equity Rate. The Policy Loan Rate is either the Fixed or Variable Loan Interest Rate less an amount not exceeding 2%, assuming no taxes. Therefore, the Death Benefit above the Guaranteed Minimum Death Benefit, the Policy Cash Value and any insurance and cash value under the variable paid up dividend option are permanently affected by any indebtedness, whether or not it is repaid in whole or in part. The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the then outstanding indebtedness equals or exceeds the Policy Cash Value, plus any cash values under a dividend option providing paid-up insurance, the Policy terminates 31 days after notice has been mailed by JHVLICO to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess indebtedness is made within that period.

PREMIUMS

  Payment Period and Frequency. Premiums are payable annually or more frequently over the insured's lifetime in accordance with JHVLICO's published rules and rates. Premiums are payable at JHVLICO's Servicing Office on or before the due date specified in the Policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured dies.

  Level Premiums. The level premiums act as an averaging device to cover expenses which are highest in the early Policy years and the cost of insurance which increases with age. In the early Policy years premiums are higher than needed to pay death claims, while in the later years premiums are less than required to pay the death claims. Also, assets are allocated to JHVLICO's general account to accumulate as a reserve to cover the contingency that the insured will die at a time when the Guaranteed Minimum Death Benefit exceeds the death benefit which would have been payable in the absence of such guarantee.

  Illustration of Premium Rates. The tables below show premium rates on an annual and special monthly basis for each Policy of various Initial Sums Insured for various issue ages. Payments may also be made on a semiannual and quarterly basis. When payments are made on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting higher surrender experience and additional billing and collection expenses.

                  PREMIUMS FOR $1,000 OF INITIAL SUM INSURED

                                                    % Excess of Total
                                                     Special Monthly
                                                   Premiums for Policy
                                       Special          Year Over
                      Annual Basis  Monthly Basis    Annual Premiums
                      ------------- -------------- ----------------------
             Initial
Issue          Sum
Age          Insured   Male  Female  Male  Female    Male        Female
-----        -------- ------ ------ ------ ------- ---------   ----------
VARIABLE WHOLE LIFE (STANDARD MORTALITY RATE)
25.......... $ 25,000 $13.02 $12.22  $1.15  $1.08        6.0%         6.1%
               40,000  12.27  11.47   1.08   1.01        5.6          5.7
VARIABLE WHOLE LIFE P50 (STANDARD MORTALITY RATE)
25..........   50,000  11.54  10.77   1.01    .94        5.0          4.7
              100,000  11.04  10.27    .96    .89        4.3          4.0
40..........   50,000  20.95  19.12   1.82   1.66        4.2          4.2
              100,000  20.45  18.62   1.77   1.61        3.9          3.8
VARIABLE WHOLE LIFE 100 (PREFERRED MORTALITY RATE)
25..........  100,000   9.38   9.23    .81    .80        3.6          4.0
40..........  100,000  17.61  17.13   1.52   1.48        3.6          3.7

  Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in the premium rates.

INVESTMENT OPTION

  The Owner has the option to allocate applicable premiums (other than premiums for any additional insurance benefits) and dividends under the variable paid-up insurance dividend option to any of the seven subaccounts. The Owner must select allocation percentages in whole numbers. The minimum allocation to a subaccount may not be less than 10% and the total allocated must equal 100%.

  The initial election must be made by the Owner at the time of completion of the application for the Policy. The Owner may thereafter change the election at any time. The change will be effective as to any applicable premiums and dividends applied after receipt at JHVLICO's Servicing Office of notice satisfactory to JHVLICO.

TRANSFER OPTION

  The Owner may reallocate the amounts held for the Policy in the subaccounts six times in each Policy year with no charge. The Owner may use either percentages (in whole numbers) or designate the amount of money to be transferred between subaccounts. The reallocation must be such that the total after reallocation equals 100%. The change will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice satisfactory to JHVLICO.

DEFAULT AND OPTIONS ON LAPSE

  A premium unpaid as of its due date is in default, but the Policy provides for a 31-day grace period for the payment of each premium after the first. The insurance continues in full force during the grace period but, if the insured dies during the grace period, the portion of the premium due which is applicable to the period from the premium due date to the end of the policy month in which the insured dies is deducted from the amount otherwise payable.

  Prior to the end of the Valuation Period immediately preceding the 70th day after the date of default, any Policy values available determined in accordance with the Policy may be applied as of the date of default under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of default.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available Policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the Account. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.


   For example, using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this Prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of Policy year 5, the insurance coverage provided by the options on lapse would be as follows:

        Variable or Fixed
              Paid-
          Up Whole Life         Fixed Extended Term Insurance
        -----------------       -----------------------------
          Death Benefit      Death Benefit Term in Years and Days
          -------------      ------------- ----------------------
                                  or
             $10,427            $62,736      12 years 331 days


  If no option has been elected before the end of the Valuation Period immediately preceding the 70th day after the date of default, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured dies after the grace period but before the end of the Valuation Period immediately preceding the 70th day after the date of default and prior to any election, and if the Policy is then in force, JHVLICO will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the Policy.

  A Policy continued under any option may be surrendered for its cash value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to JHVLICO and payment of the required charges) within 3 years after the due date of the first unpaid premium unless the surrender value has been paid or otherwise exhausted, or the period of any extended term insurance has expired.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  At any time during the first twenty-four months after the issue date shown in the Policy while premiums are being duly paid, the Owner may exchange the Policy without evidence of insurability for the fixed benefit life insurance policy specified in the Policy on the insured's life. The new policy will have the same issue date, issue age, and risk classification for the insured as the Policy but will be issued by John Hancock. The Sum Insured will be equal to the Initial Sum Insured. Premiums for the new policy will be based on the premium rates which were in effect on the issue date of the Policy.

  The exchange will be effective on receipt of written notice at JHVLICO's Servicing Office satisfactory to JHVLICO, the surrender of the Policy, and payment to JHVLICO of any cost to exchange.

  The exchange shall be subject to an equitable adjustment in premiums, cash values and dividends to reflect variances, if any, in the premiums, cash values, and dividends under the Policy and the new policy. Any outstanding indebtedness must be repaid on or before the effective date of the exchange. The exchange is subject to the restrictions and limitations stated in the Policy. The method of calculating the adjustment is filed by JHVLICO with the appropriate state insurance regulatory authorities and as an exhibit to the Registration Statement which has been filed with the Commission.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policies which have been filed as exhibits to the Registration Statement.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  The basic annual premium is the annual premium less the premiums for any optional insurance benefits, additional charges for extra mortality risks and a $50 annual administrative charge. Premiums paid more frequently than annually (modal premiums) are higher.

  Annual Administrative Charge. The $50 charge in each Policy year is for annual administrative expenses, including premium billing and collection, recordkeeping, processing Death Benefit claims, cash surrenders and Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  The amount allocated to the Account for a Policy equals the basic annual premium less the charges and deduction listed below.

  Charge for Sales Load. A charge not to exceed 9% of the basic annual premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured named in the Policy based on the 1980 Commissioners Standard Ordinary Mortality Table. The charge during the first two Policy years shall not exceed 30% of the basic annual premium paid during the first Policy year plus 10% of the basic annual premium paid for the second Policy year. Charges of 10% or less are made for later Policy years. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the charge for sales load, such expenses may be recovered from other sources, including any gains attributable to operations with respect to the Policies or JHVLICO's general assets.

  Additional First Year Administrative Charge. A charge in the first Policy year at the rate of $13 per $1,000 of Initial Sum Insured for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the Policy. Such expenses include medical examination, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. JHVLICO does not expect to profit from this charge.

  State Premium Tax Charge. A charge equal to 2 1/2% of the basic annual premium. Premium taxes vary from state to state. The 2 1/2% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Risk Charge. A charge necessary to cover the risk assumed by JHVLICO that the Variable Sum Insured will be less than the Guaranteed Minimum Death Benefit. This charge will vary by age of the insured but averages approximately 3% of the basic annual premium.

  Deduction for Dividends. A deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy but is expected to average approximately 5-9% of the basic annual premium.

EXPENSES CHARGED TO ACCOUNT

  Charge for Mortality and Expense Risks. A daily charge is made for mortality and expense risks assumed by JHVLICO at an effective annual rate of .50% of the value of the Account's assets attributable to the Policies. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. JHVLICO will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  The charge for mortality and expense risks constitutes the Valuation Period charge. See "Account Net Investment Rate (ANIR)".

  Charge for Taxes. Currently no charge is made to the subaccounts for company Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to the subaccounts or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the subaccounts earn. Charges for other taxes, if any, attributable to the subaccounts may also be made.

  Charge for Cost of Insurance. A charge for the cost of insurance for the insured is deducted each month in advance over the life of the Policy. This charge is based on the attained age of the insured and the Variable Sum Insured. The cost of insurance rates for these Policies will not exceed the rates stated in the 1980 Commissioners Standard Ordinary Mortality Table. The cost of insurance generally increases over time. The increase in the cost of insurance deducted reflects the increase in the attained age of the insured. Each charge reduces the Policy Cash Value. See "Surrender Value".

  Fund Investment Management Fee. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fee and of certain non-advisory Fund operating expenses which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectus for the Fund.

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  JHVLICO guarantees, and may not increase, the amount of the premiums, charges deducted from premiums and charges to the Account for mortality and expense risks. JHVLICO further guarantees that the method by which the ANIR is calculated will not be changed for the life of any policy.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. JHVLICO will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and JHVLICO reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to an agent for selling a Policy is 55% of the premium in the first Policy year, 15% of the premium in the second Policy year, 10% of the premium in the third, fourth and fifth Policy years, 5% of the premium in Policy years six through ten and 3% of the premium in the eleventh and later Policy years.

  In addition, Distributors' representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, JHVLICO believes the Policy will nevertheless receive the same federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. JHVLICO will monitor compliance with these standards.

  JHVLICO believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. The Owner of a Policy is not deemed to be in constructive receipt of the cash values until a partial withdrawal or surrender. A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  JHVLICO also believes that loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when the Policy lapses.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

  The above description of Federal tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax adviser.

  Federal and state tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

CHARGE FOR JHVLICO'S TAXES

  Currently JHVLICO makes no charge against the Account for Federal income taxes that may be attributable to this class of policies. If JHVLICO incurs, or expects to incur, income taxes attributable to this class of policies or any subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, JHVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

                                  MANAGEMENT

THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years as follows:

     Directors--Officers                Principal Occupation
     -------------------                --------------------
    David F. D'Alessandro  Chairman of the Board and Chief Executive Of-
                           ficer of JHVLICO; Senior Executive Vice Pres-
                           ident and Director, John Hancock Mutual Life
                           Insurance Company.
    Henry D. Shaw          Vice Chairman of the Board and President of
                           JHVLICO; Senior Vice President, John Hancock
                           Mutual Life Insurance Company.
    Thomas J. Lee          Director of JHVLICO; Vice President, John
                           Hancock Mutual Life Insurance Company.
    Robert R. Reitano      Director of JHVLICO; Second Vice President,
                           John Hancock Mutual Life Insurance Company.
    Ronald J. Bocage       Director, Vice President and Counsel of
                           JHVLICO; Vice President and Counsel, John
                           Hancock Mutual Life Insurance Company.
    Robert S. Paster       Director of JHVLICO; Second Vice President,
                           John Hancock Mutual Life Insurance Company.
    Michele G. Van Leer    Director of JHVLICO; Vice President, John
                           Hancock Mutual Life Insurance Company.
    Daniel L. Ouellette    Vice President, Marketing, of JHVLICO; Vice
                           President, John Hancock Mutual Life Insurance
                           Company.
    Joseph A. Tomlinson    Director and Vice President of JHVLICO; Vice
                           President, John Hancock Mutual Life Insurance
                           Company.
    Barbara L. Luddy       Director and Actuary of JHVLICO; Second Vice
                           President, John Hancock Mutual Life Insurance
                           Company.
    Patrick F. Smith       Controller of JHVLICO; Assistant Controller,
                           John Hancock Mutual Life Insurance Company.

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

VOTING PRIVILEGES

  All of the assets in the subaccounts of the Account, apart from assets attributable to policy loans, are invested in shares of the corresponding Portfolios of the Fund. JHVLICO will vote the shares of each of the Portfolios of the Fund which are deemed attributable to the qualifying variable life insurance policies and variable annuity contracts at meetings of the Fund's shareholders in accordance with instructions received from owners of all such policies or contracts. Shares of the Fund which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by JHVLICO at the meeting and will be voted for and against each matter in the same proportion as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each subaccount deemed attributable to each owner is determined by dividing a Policy's cash value (less any outstanding indebtedness) in the subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

  JHVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for the Fund. JHVLICO also may disregard voting instructions in favor of changes initiated by an owner or the Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of the Fund, if JHVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of JHVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the subaccount. In the event JHVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which the Policies belong from the Account to another separate account or subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate of John Hancock, and (3) to deregister the Account under the 1940 Act. JHVLICO would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the Death Benefit, Policy Cash Value, any cash value of Variable Paid-Up Insurance and any outstanding indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to the Owner of transfers between subaccounts, Policy loans, partial surrenders and certain other Policy transactions.

  Owners will be sent semiannually a report containing the financial statements of the Fund, including a list of securities held in each Portfolio.

STATE REGULATION

  JHVLICO is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised JHVLICO on certain Federal securities law matters in connection with the Policies.

REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Commission upon payment of the prescribed fee.

EXPERTS

  The financial statements of JHVLICO and of the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of JHVLICO.

FINANCIAL STATEMENTS

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Policies.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                    Large Cap   Sovereign   International Small Cap  International  Mid Cap   Large Cap     Money     Mid Cap
                     Growth        Bond       Equities      Growth     Balanced      Growth     Value      Market      Value
                   Subaccount   Subaccount   Subaccount   Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ----------- ------------ ------------- ---------- ------------- ---------- ---------- ----------- ----------
Assets
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $65,826,786 $216,724,318  $15,676,880  $1,203,845   $217,329     $567,251  $2,924,101 $50,801,546  $359,228
Investments in
 shares of
 portfolios of M
 Fund Inc., at
 value...........          --           --           --          --         --           --          --          --        --
Policy loans and
 accrued interest
 receivable......   13,529,134   52,294,393    2,268,378                                                  12,867,387
Receivable from:
 John Hancock
  Variable Series
  Trust I........       23,279      147,825        8,055         409        261          111       2,355      77,379       377
 M Fund Inc. ....          --           --           --          --         --           --          --          --        --
                   ----------- ------------  -----------  ----------   --------     --------  ---------- -----------  --------
TOTAL ASSETS.....   79,379,199  269,166,536   17,953,313   1,204,254    217,590      567,362   2,926,456  63,746,312   359,605
Liabilities
Payable to John
 Hancock Variable
 Life Insurance
 Company.........       22,075      143,762        7,784         389        258          102       2,307      76,413       371
Asset charges
 payable.........        1,204        4,063          271          20          3            9          48         966         6
                   ----------- ------------  -----------  ----------   --------     --------  ---------- -----------  --------
TOTAL
 LIABILITIES.....       23,279      147,825        8,055         409        261          111       2,355      77,379       377
                   ----------- ------------  -----------  ----------   --------     --------  ---------- -----------  --------
Net Assets.......  $79,355,920 $269,018,711  $17,945,258  $1,203,845   $217,329     $567,251  $2,924,101 $63,668,933  $359,228
                   =========== ============  ===========  ==========   ========     ========  ========== ===========  ========
                      Special    Real Estate
                   Opportunities   Equity
                    Subaccount   Subaccount
                   ------------- -----------
Assets
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........   $6,900,122   $ 9,861,910
Investments in
 shares of
 portfolios of M
 Fund Inc., at
 value...........          --            --
Policy loans and
 accrued interest
 receivable......                  1,788,166
Receivable from:
 John Hancock
  Variable Series
  Trust I........       11,505         8,058
 M Fund Inc. ....          --            --
                   ------------- -----------
TOTAL ASSETS.....    6,911,627    11,658,134
Liabilities
Payable to John
 Hancock Variable
 Life Insurance
 Company.........       11,392         7,883
Asset charges
 payable.........          113           175
                   ------------- -----------
TOTAL
 LIABILITIES.....       11,505         8,058
                   ------------- -----------
Net Assets.......   $6,900,122   $11,650,076
                   ============= ===========

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

DECEMBER 31, 1996

                                             Short-Term                                                              Edinburgh
                     Growth &                   U.S.    Small Cap  International   Equity   Strategic  Turner Core International
                      Income      Managed    Government   Value    Opportunities   Index       Bond      Growth       Equity
                    Subaccount   Subaccount  Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount   Subaccount
                   ------------ ------------ ---------- ---------- ------------- ---------- ---------- ----------- -------------
Assets
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $624,414,237 $300,159,311  $328,711   $891,733   $1,306,509    $343,746   $677,446    $   --       $   --
Investments in
 portfolios of
 M Fund Inc., at
 value...........           --           --        --         --           --          --         --      12,490       44,456
Policy loans and
 accrued interest
 receivable......   131,830,597   62,263,515
Receivable from:
 John Hancock
  Variable Series
  Trust I........        71,816      142,881        68      1,824           96         468      1,624        --           --
 M Fund Inc......           --           --        --         --           --          --         --         --             1
                   ------------ ------------  --------   --------   ----------    --------   --------    -------      -------
TOTAL ASSETS.....   756,316,650  362,565,707   328,779    893,557    1,306,605     344,214    679,070     12,490       44,457
Liabilities
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        60,388      137,434        63      1,810           75         462      1,613        --           --
Asset charges
 payable.........        11,428        5,447         5         14           21           6         11        --             1
                   ------------ ------------  --------   --------   ----------    --------   --------    -------      -------
TOTAL
 LIABILITIES.....        71,816      142,881        68      1,824           96         468      1,624        --             1
                   ------------ ------------  --------   --------   ----------    --------   --------    -------      -------
Net Assets.......  $756,244,834 $362,422,826  $328,711   $891,733   $1,306,509    $343,746   $677,446    $12,490      $44,456
                   ============ ============  ========   ========   ==========    ========   ========    =======      =======
                     Frontier
                     Capital
                   Appreciation
                    Subaccount
                   ------------
Assets
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........    $   --
Investments in
 portfolios of
 M Fund Inc., at
 value...........     43,177
Policy loans and
 accrued interest
 receivable......
Receivable from:
 John Hancock
  Variable Series
  Trust I........        --
 M Fund Inc......          1
                   ------------
TOTAL ASSETS.....     43,178
Liabilities
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        --
Asset charges
 payable.........          1
                   ------------
TOTAL
 LIABILITIES.....          1
                   ------------
Net Assets.......    $43,177
                   ============

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                   International Equities
                       Large Cap Growth Subaccount            Sovereign Bond Subaccount                  Subaccount
                   ------------------------------------  -------------------------------------  -----------------------------
                      1996         1995        1994         1996         1995         1994         1996      1995     1994
                   -----------  ----------- -----------  -----------  ----------- ------------  ---------- -------- ---------
Investment
 Income:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........  $ 9,763,606  $ 3,899,925 $ 1,782,463  $15,986,241  $16,214,565 $ 13,598,258  $  166,193 $114,316 $ 150,711
 M Fund Inc. ....          --           --          --           --           --           --          --       --        --
 Interest income
  on policy
  loans..........      881,144      755,070     571,576    3,908,756    3,820,851    3,640,202     161,938  146,076   103,567
                   -----------  ----------- -----------  -----------  ----------- ------------  ---------- -------- ---------
TOTAL INVESTMENT
 INCOME..........   10,644,750    4,654,995   2,354,039   19,894,997   20,035,416   17,238,460     328,131  260,392   254,278
Expenses:
 Mortality and
  expense
  risks..........      381,331      278,461     216,050    1,444,137    1,372,266    1,302,570      85,694   65,044    51,915
                   -----------  ----------- -----------  -----------  ----------- ------------  ---------- -------- ---------
NET INVESTMENT
 INCOME (LOSS)...   10,263,419    4,376,534   2,137,989   18,450,860   18,663,150   15,935,890     242,437  195,348   202,363
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net realized
  gain (loss)....      840,044      465,096     549,396      690,912      331,252      301,782     254,188  294,206   146,459
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........     (889,487)   6,578,435  (2,618,550)  (8,059,332)  18,687,187  (18,898,104)    676,006  353,155  (863,194)
                   -----------  ----------- -----------  -----------  ----------- ------------  ---------- -------- ---------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.....      (49,443)   7,043,531  (2,069,154)  (7,368,420)  19,018,439  (18,596,322)    930,194  647,361  (716,735)
                   -----------  ----------- -----------  -----------  ----------- ------------  ---------- -------- ---------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......  $10,213,976  $11,420,065 $    68,835  $11,082,440  $37,681,589 $ (2,660,432) $1,172,631 $842,709 $(514,372)
                   ===========  =========== ===========  ===========  =========== ============  ========== ======== =========
                    Small Cap  International
                     Growth      Balanced
                   Subaccount   Subaccount
                   ----------- -------------
                      1996*        1996*
                   ----------- -------------
Investment
 Income:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........   $  1,207      $2,850
 M Fund Inc. ....        --          --
 Interest income
  on policy
  loans..........        --          --
                   ----------- -------------
TOTAL INVESTMENT
 INCOME..........      1,207       2,850
Expenses:
 Mortality and
  expense
  risks..........      2,956         301
                   ----------- -------------
NET INVESTMENT
 INCOME (LOSS)...     (1,749)      2,549
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net realized
  gain (loss)....     (2,047)         65
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........    (24,023)      3,632
                   ----------- -------------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.....    (26,070)      3,697
                   ----------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......   $(27,819)     $6,246
                   =========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                   Mid Cap Growth Large Cap Value                                  Mid Cap Value  Special Opportunities
                     Subaccount     Subaccount        Money Market Subaccount       Subaccount          Subaccount
                   -------------- --------------- -------------------------------- ------------- ------------------------
                       1996*           1996*         1996       1995       1994        1996*       1996     1995   1994**
                   -------------- --------------- ---------- ---------- ---------- ------------- -------- -------- ------
Investment
 Income:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........     $ 1,635        $ 72,511     $2,527,378 $2,690,892 $1,862,712    $ 7,418    $265,602 $ 39,684 $   25
 M Fund Inc......         --              --             --         --         --         --          --       --     --
 Interest income
 on policy loans.         --              --         929,499    952,455    935,777        --          --       --     --
                      -------        --------     ---------- ---------- ----------    -------    -------- -------- ------
TOTAL INVESTMENT
INCOME...........       1,635          72,511      3,456,877  3,643,347  2,798,489      7,418     265,602   39,684     25
Expenses:
 Mortality and
  expense risks..         814           8,169        342,603    340,195    331,873        580      23,603    3,373     12
                      -------        --------     ---------- ---------- ----------    -------    -------- -------- ------
NET INVESTMENT
 INCOME..........         821          64,342      3,114,274  3,303,152  2,466,616      6,838     241,999   36,311     13
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
 Net realized
  gain (loss)....       1,295          11,265            --         --         --       1,099     125,955   11,582     (2)
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      (3,899)        197,424            --         --         --      23,234     615,079  124,460  1,019
                      -------        --------     ---------- ---------- ----------    -------    -------- -------- ------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS.....      (2,604)        208,689            --         --         --      24,333     741,034  136,042  1,017
                      -------        --------     ---------- ---------- ----------    -------    -------- -------- ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS......     $(1,783)       $273,031     $3,114,274 $3,303,152 $2,466,616    $31,171    $983,033 $172,353 $1,030
                      =======        ========     ========== ========== ==========    =======    ======== ======== ======

 *From May 1, 1996 (commencement of operations).
**From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                   Real Estate Equity Subaccount        Growth & Income Subaccount                 Managed Subaccount
                   -----------------------------  --------------------------------------  --------------------------------------
                      1996      1995     1994         1996         1995         1994          1996         1995         1994
                   ---------- -------- ---------  ------------ ------------ ------------  ------------  ----------- ------------
Investment
Income:
 Distributions
 received from:
 John Hancock
 Variable Series
 Trust I.........  $  477,763 $409,525 $ 353,259  $ 78,415,408 $ 51,822,706 $ 28,013,646  $ 37,103,617  $26,974,536 $ 10,625,950
 M Fund Inc......         --       --        --            --           --           --            --           --           --
 Interest income
 on policy loans.     117,955  121,494    99,709     9,420,070    8,594,774    7,780,984     4,337,281    3,999,425    3,637,463
                   ---------- -------- ---------  ------------ ------------ ------------  ------------  ----------- ------------
TOTAL INVESTMENT
INCOME...........     595,718  531,019   452,968    87,835,478   60,417,480   35,794,630    41,440,898   30,973,961   14,263,413
Expenses:
 Mortality and
 expense risks...      50,069   41,982    40,183     3,854,562    3,246,229    2,876,205     1,886,000    1,677,243    1,541,565
                   ---------- -------- ---------  ------------ ------------ ------------  ------------  ----------- ------------
NET INVESTMENT
INCOME...........     545,649  489,037   412,785    83,980,916   57,171,251   32,918,425    39,554,898   29,296,718   12,721,848
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
 Net realized
 gain (loss).....       9,177   97,602   148,913    15,416,898    6,161,063    5,831,652     3,870,923    2,658,955    2,204,918
 Net unrealized
 appreciation
 (depreciation)
 during the year.   1,862,071  184,090  (354,296)   12,987,718   81,121,360  (36,174,705)  (11,548,110)  30,787,175  (18,206,145)
                   ---------- -------- ---------  ------------ ------------ ------------  ------------  ----------- ------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS......   1,871,248  281,692  (205,383)   28,404,616   87,282,423  (30,343,053)   (7,677,187)  33,446,130  (16,001,227)
                   ---------- -------- ---------  ------------ ------------ ------------  ------------  ----------- ------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS..  $2,416,897 $770,729 $ 207,402  $112,385,532 $144,453,674 $  2,575,372  $ 31,877,711  $62,742,848 $ (3,279,379)
                   ========== ======== =========  ============ ============ ============  ============  =========== ============
                      Short-Term U.S.
                   Government Subaccount
                   ----------------------
                    1996     1995  1994**
                   -------- ------ ------
Investment
Income:
 Distributions
 received from:
 John Hancock
 Variable Series
 Trust I.........  $11,196  $2,910  $ 25
 M Fund Inc......      --      --    --
 Interest income
 on policy loans.      --      --    --
                   -------- ------ ------
TOTAL INVESTMENT
INCOME...........   11,196   2,910    25
Expenses:
 Mortality and
 expense risks...    1,201     312     1
                   -------- ------ ------
NET INVESTMENT
INCOME...........    9,995   2,598    24
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS:
 Net realized
 gain (loss).....     (922)    945   --
 Net unrealized
 appreciation
 (depreciation)
 during the year.   (1,542)  1,166   (27)
                   -------- ------ ------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS......   (2,464)  2,111   (27)
                   -------- ------ ------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS..  $ 7,531  $4,709  $ (3)
                   ======== ====== ======

 *From May 1, 1996 (commencement of operations).
**From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                             Edinburgh     Frontier
                          Small Cap  International                               Turner    International   Capital
                            Value    Opportunities Equity Index Strategic Bond Core Growth    Equity     Appreciation
                          Subaccount  Subaccount    Subaccount    Subaccount   Subaccount   Subaccount    Subaccount
                          ---------- ------------- ------------ -------------- ----------- ------------- ------------
                            1996*        1996*        1996*         1996*         1996*        1996*        1996*
                          ---------- ------------- ------------ -------------- ----------- ------------- ------------
Investment Income:
 Distributions received
  from:
 John Hancock Variable
  Series Trust I........   $23,766      $ 5,965      $ 7,847       $29,029        $ --        $   --       $   --
 M Fund Inc.............       --           --           --            --           415           255          --
 Interest income on
  policy loans..........       --           --           --            --           --            --           --
                           -------      -------      -------       -------        -----       -------      -------
TOTAL INVESTMENT INCOME.    23,766        5,965        7,847        29,029          415           255          --
Expenses:
 Mortality and expense
  risks.................     2,451        3,038          575         1,782           31           122          112
                           -------      -------      -------       -------        -----       -------      -------
NET INVESTMENT INCOME
 (LOSS).................    21,315        2,927        7,272        27,247          384           133         (112)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain
  (loss)................       891          304        3,982         1,518         (238)       (1,091)      (1,199)
 Net unrealized
  appreciation
  (depreciation) during
  the year..............    49,892       57,387       13,544         6,688          456          (345)       2,105
                           -------      -------      -------       -------        -----       -------      -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.........    50,783       57,691       17,526         8,206          218        (1,436)         906
                           -------      -------      -------       -------        -----       -------      -------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........   $72,098      $60,618      $24,798       $35,453        $ 602       $(1,303)     $   794
                           =======      =======      =======       =======        =====       =======      =======

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                        Large Cap Growth Subaccount              Sovereign Bond Subaccount
                    -------------------------------------  ----------------------------------------
                       1996         1995         1994          1996          1995          1994
                    -----------  -----------  -----------  ------------  ------------  ------------
Increase
 (Decrease) in Net
 Assets
 From operations:
 Net investment
  income (loss)...  $10,263,419  $ 4,376,534  $ 2,137,989  $ 18,450,860  $ 18,663,150  $ 15,935,890
 Net realized
  gains (losses)..      840,044      465,096      549,396       690,912       331,252       301,782
 Net unrealized
  appreciation
  (depreciation)
  during the year.     (889,487)   6,578,435   (2,618,550)   (8,059,332)   18,687,187   (18,898,104)
                    -----------  -----------  -----------  ------------  ------------  ------------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......   10,213,976   11,420,065       68,835    11,082,440    37,681,589    (2,660,432)
 From policyholder
  transactions:
 Net premiums from
  policyholders...   20,123,261   12,618,748   14,995,398    34,090,208    31,560,554    33,964,744
 Net benefits to
  policyholders...  (11,910,005)  (9,566,825) (13,285,350)  (40,719,213)  (39,010,974)  (45,032,511)
 Net increase in
  policy loans....    2,044,193    1,614,283    2,229,978       897,069     2,053,700       928,620
                    -----------  -----------  -----------  ------------  ------------  ------------
 Net increase
  (decrease) in
  net assets from
  policyholder
  transactions....   10,257,449    4,666,206    3,940,026    (5,731,936)   (5,396,720)  (10,139,147)
                    -----------  -----------  -----------  ------------  ------------  ------------
  Net increase
   (decrease) in
   net assets.....   20,471,425   16,086,271    4,008,861     5,350,504    32,284,869   (12,799,579)
 Net Assets at
  beginning of
  year............   58,884,495   42,798,224   38,789,363   263,668,207   231,383,338   244,182,917
                    -----------  -----------  -----------  ------------  ------------  ------------
 Net Assets at end
  of year.........  $79,355,920  $58,884,495  $42,798,224  $269,018,711  $263,668,207  $231,383,338
                    ===========  ===========  ===========  ============  ============  ============
                                                           Small Cap   International
                                                             Growth      Balanced
                     International Equities Subaccount     Subaccount   Subaccount
                    -------------------------------------- ----------- -------------
                       1996         1995         1994        1996*         1996*
                    ------------ ------------ ------------ ----------- -------------
Increase
 (Decrease) in Net
 Assets
 From operations:
 Net investment
  income (loss)...  $   242,437  $   195,348  $   202,363  $   (1,749)   $  2,549
 Net realized
  gains (losses)..      254,188      294,206      146,459      (2,047)         65
 Net unrealized
  appreciation
  (depreciation)
  during the year.      676,006      353,155     (863,194)    (24,023)      3,632
                    ------------ ------------ ------------ ----------- -------------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    1,172,631      842,709     (514,372)    (27,819)      6,246
 From policyholder
  transactions:
 Net premiums from
  policyholders...    8,485,184    4,546,347    8,974,098   1,361,402     216,486
 Net benefits to
  policyholders...   (4,391,767)  (4,766,724)  (4,180,134)   (129,738)     (5,403)
 Net increase in
  policy loans....      287,879      192,805      735,457         --          --
                    ------------ ------------ ------------ ----------- -------------
 Net increase
  (decrease) in
  net assets from
  policyholder
  transactions....    4,381,296      (27,572)   5,529,421   1,231,664     211,083
                    ------------ ------------ ------------ ----------- -------------
  Net increase
   (decrease) in
   net assets.....    5,553,927      815,137    5,015,049   1,203,845     217,329
 Net Assets at
  beginning of
  year............   12,391,331   11,576,194    6,561,145         --          --
                    ------------ ------------ ------------ ----------- -------------
 Net Assets at end
  of year.........  $17,945,258  $12,391,331  $11,576,194  $1,203,845    $217,329
                    ============ ============ ============ =========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                    Mid Cap   Large Cap                                              Mid Cap
                     Growth     Value                                                 Value
                   Subaccount Subaccount         Money Market Subaccount            Subaccount
                   ---------- ----------  ----------------------------------------  ----------
                     1996*      1996*         1996          1995          1994        1996*
                   ---------- ----------  ------------  ------------  ------------  ----------
Increase
 (Decrease) in
 Net Assets
 From operations:
 Net investment
  income.........   $    821  $   64,342  $  3,114,274  $  3,303,152  $  2,466,616   $  6,838
 Net realized
  gains (losses).      1,295      11,265           --            --            --       1,099
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........     (3,899)    197,424           --            --            --      23,234
                    --------  ----------  ------------  ------------  ------------   --------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....     (1,783)    273,031     3,114,274     3,303,152     2,466,616     31,171
 From
  policyholder
  transactions:
 Net premiums
  from
  policyholders..    599,576   2,999,086    15,561,906    11,104,365    11,955,284    337,092
 Net benefits to
  policyholders..    (30,542)   (348,016)  (16,132,881)  (12,775,695)  (14,818,286)    (9,035)
 Net increase
  (decrease) in
  policy loans...        --          --       (260,051)     (323,666)      124,027        --
                    --------  ----------  ------------  ------------  ------------   --------
 Net increase
  (decrease) in
  net assets from
  policyholder
  transactions...    569,034   2,651,070      (831,026)   (1,994,996)   (2,738,975)   328,057
                    --------  ----------  ------------  ------------  ------------   --------
  Net increase
   (decrease) in
   net assets....    567,251   2,924,101     2,283,248     1,308,156      (272,359)   359,228
Net Assets at
 beginning of
 year............        --          --     61,385,685    60,077,529    60,349,888        --
                    --------  ----------  ------------  ------------  ------------   --------
Net Assets at end
 of year.........   $567,251  $2,924,101  $ 63,668,933  $ 61,385,685  $ 60,077,529   $359,228
                    ========  ==========  ============  ============  ============   ========
                   Special Opportunities Subaccount
                   ------------------------------------
                       1996         1995       1994**
                   ------------- ------------ ---------
Increase
 (Decrease) in
 Net Assets
 From operations:
 Net investment
  income.........  $    241,999  $    36,311  $     13
 Net realized
  gains (losses).       125,955       11,582        (2)
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       615,079      124,460     1,019
                   ------------- ------------ ---------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations.....       983,033      172,353     1,030
 From
  policyholder
  transactions:
 Net premiums
  from
  policyholders..     5,492,467    1,682,424    37,133
 Net benefits to
  policyholders..    (1,284,991)    (182,908)     (419)
 Net increase
  (decrease) in
  policy loans...           --           --        --
                   ------------- ------------ ---------
 Net increase
  (decrease) in
  net assets from
  policyholder
  transactions...     4,207,476    1,499,516    36,714
                   ------------- ------------ ---------
  Net increase
   (decrease) in
   net assets....     5,190,509    1,671,869    37,744
Net Assets at
 beginning of
 year............     1,709,613       37,744       --
                   ------------- ------------ ---------
Net Assets at end
 of year.........  $  6,900,122  $ 1,709,613  $ 37,744
                   ============= ============ =========

 *From May 1, 1996 (commencement of operations).
**From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                      Real Estate Equity Subaccount            Growth & Income Subaccount
                    -----------------------------------  ----------------------------------------
                       1996         1995        1994         1996          1995          1994
                    -----------  ----------  ----------  ------------  ------------  ------------
Increase
 (Decrease) in Net
 Assets
 From operations:
 Net investment
  income..........  $   545,649  $  489,037  $  412,785  $ 83,980,916  $ 57,171,251  $ 32,918,425
 Net realized
  gains (losses)..        9,177      97,602     148,913    15,416,898     6,161,063     5,831,652
 Net unrealized
  appreciation
  (depreciation)
  during the year.    1,862,071     184,090    (354,296)   12,987,718    81,121,360   (36,174,705)
                    -----------  ----------  ----------  ------------  ------------  ------------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    2,416,897     770,729     207,402   112,385,532   144,453,674     2,575,372
 From policyholder
  transactions:
 Net premiums from
  policyholders...    3,620,035   2,176,970   3,275,364    76,046,396    73,672,198    72,117,431
 Net benefits to
  policyholders...   (2,413,828) (2,711,578) (2,843,516) (102,757,132)  (90,829,678)  (89,384,442)
 Net increase in
  policy loans....      156,802      30,224     350,970    11,816,577    10,173,483     5,694,330
                    -----------  ----------  ----------  ------------  ------------  ------------
 Net increase
  (decrease) in
  net assets from
  policyholder
  transactions....    1,363,009    (504,384)    782,818   (14,894,159)   (6,983,997)  (11,572,681)
                    -----------  ----------  ----------  ------------  ------------  ------------
  Net increase
   (decrease) in
   net assets.....    3,779,906     266,345     990,220    97,491,373   137,469,677    (8,997,309)
 Net Assets at
  beginning of
  year............    7,870,170   7,603,825   6,613,605   658,753,461   521,283,784   530,281,093
                    -----------  ----------  ----------  ------------  ------------  ------------
 Net Assets at end
  of year.........  $11,650,076  $7,870,170  $7,603,825  $756,244,834  $658,753,461  $521,283,784
                    ===========  ==========  ==========  ============  ============  ============
                                                                  Short-Term U.S.
                              Managed Subaccount               Government Subaccount
                    ----------------------------------------- ---------------------------
                        1996          1995          1994        1996      1995    1994*
                    ------------- ------------- ------------- --------- --------- -------
Increase
 (Decrease) in Net
 Assets
 From operations:
 Net investment
  income..........  $ 39,554,898  $ 29,296,718  $ 12,721,848  $  9,995  $  2,598  $   24
 Net realized
  gains (losses)..     3,870,923     2,658,955     2,204,918      (922)      945     --
 Net unrealized
  appreciation
  (depreciation)
  during the year.   (11,548,110)   30,787,175   (18,206,145)   (1,542)    1,166     (27)
                    ------------- ------------- ------------- --------- --------- -------
 Net increase
  (decrease) in
  net assets
  resulting from
  operations......    31,877,711    62,742,848    (3,279,379)    7,531     4,709      (3)
 From policyholder
  transactions:
 Net premiums from
  policyholders...    40,512,423    38,619,260    39,071,265   328,192    94,623   6,405
 Net benefits to
  policyholders...   (52,043,620)  (47,824,820)  (51,322,737)  (90,988)  (21,753)     (5)
 Net increase in
  policy loans....     4,766,548     5,387,424     2,529,492       --        --      --
                    ------------- ------------- ------------- --------- --------- -------
 Net increase
  (decrease) in
  net assets from
  policyholder
  transactions....    (6,764,649)   (3,818,136)   (9,721,980)  237,204    72,870   6,400
                    ------------- ------------- ------------- --------- --------- -------
  Net increase
   (decrease) in
   net assets.....    25,113,062    58,924,712   (13,001,359)  244,735    77,579   6,397
 Net Assets at
  beginning of
  year............   337,309,764   278,385,052   291,386,411    83,976     6,397     --
                    ------------- ------------- ------------- --------- --------- -------
 Net Assets at end
  of year.........  $362,422,826  $337,309,764  $278,385,052  $328,711  $ 83,976  $6,397
                    ============= ============= ============= ========= ========= =======

*  From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                               Frontier
                         Small Cap   International                             Turner Core     Edinburgh       Capital
                           Value     Opportunities Equity Index Strategic Bond   Growth      International   Appreciation
                         Subaccount   Subaccount    Subaccount    Subaccount   Subaccount  Equity Subaccount  Subaccount
                         ----------  ------------- ------------ -------------- ----------- ----------------- ------------
                           1996*         1996*        1996*         1996*         1996*          1996*          1996*
                         ----------  ------------- ------------ -------------- ----------- ----------------- ------------
Increase (Decrease) in
 Net Assets
 From operations:
 Net investment income
  (loss)...............  $  21,315    $    2,927     $  7,272      $ 27,247     $    384       $    133        $   (112)
 Net realized gains
  (losses).............        891           304        3,982         1,518         (238)        (1,091)         (1,199)
 Net unrealized
  appreciation
  (depreciation) during
  the year.............     49,892        57,387       13,544         6,688          456           (345)          2,105
                         ---------    ----------     --------      --------     --------       --------        --------
 Net increase
  (decrease) in net
  assets resulting from
  operations...........     72,098        60,618       24,798        35,453          602        (1,303)             794
 From policyholder
  transactions:
 Net premiums from
  policyholders........    925,601     1,364,628      350,310       718,958       26,825         68,170          58,477
 Net benefits to
  policyholders........   (105,966)     (118,737)     (31,362)      (76,965)     (14,937)       (22,411)        (16,094)
 Net increase
  (decrease) in policy
  loans................        --            --           --            --           --             --              --
                         ---------    ----------     --------      --------     --------       --------        --------
 Net increase in net
  assets from
  policyholder
  transactions.........    819,635     1,245,891      318,948       641,993       11,888         45,759          42,383
                         ---------    ----------     --------      --------     --------       --------        --------
  Net increase in net
   assets..............    891,733     1,306,509      343,746       677,446       12,490         44,456          43,177
Net Assets at beginning
 of year...............        --            --           --            --           --             --              --
                         ---------    ----------     --------      --------     --------       --------        --------
Net Assets at end of
 year..................  $ 891,733    $1,306,509     $343,746      $677,446     $ 12,490       $ 44,456        $ 43,177
                         =========    ==========     ========      ========     ========       ========        ========

*  From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

NOTE 1--ORGANIZATION

John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-one Portfolios of the Fund and of M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

Federal Income Taxes: The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses: JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of
 .50% of net assets (excluding policy loans) of the Account.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account and an administrative charge, at an annual rate of .75%, is charged to the Account on a daily basis for policy loans.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

Policy Loans: Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

NOTE 3--TRANSACTIONS WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

NOTE 4--DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1996, are as follows:

               Portfolio                 Shares Owned     Cost        Value
               ---------                 ------------ ------------ ------------
Large Cap Growth........................   3,763,308  $ 57,762,003 $ 65,826,786
Sovereign Bond..........................  22,181,035   211,556,712  216,724,318
International Equities..................     931,429    14,580,491   15,676,880
Small Cap Growth........................     121,181     1,227,869    1,203,845
International Balanced..................      20,911       213,697      217,329
Mid Cap Growth..........................      55,491       571,150      567,251
Large Cap Value.........................    263,683        738,803    2,924,101
Money Market............................   5,080,155    50,801,546   50,801,546
Mid Cap Value...........................      31,654       335,995      359,228
Special Opportunities...................     417,635     6,159,564    6,900,122
Real Estate Equity......................     673,843     7,988,690    9,861,910
Growth & Income.........................  42,609,332   517,230,305  624,414,237
Managed.................................  22,479,957   273,052,564  300,159,311
Short-Term U.S. Government..............      32,717       329,114      328,711
Small Cap Value.........................      83,106       841,840      891,733
International Opportunities.............     123,289     1,249,122    1,306,509
Equity Index............................      30,976       330,202      343,746
Strategic Bond..........................      66,689       670,758      677,446
Turner Core Growth......................       1,077        12,034       12,490
Edinburgh International Equity..........       4,500        44,801       44,456
Frontier Capital Appreciation...........       3,449        41,073       43,177

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

NOTE 4--DETAILS OF INVESTMENTS--CONTINUED

Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1996, were as follows:

                       Portfolio                         Purchases     Sales
                       ---------                        ----------- -----------
Large Cap Growth....................................... $20,381,233 $ 1,953,846
Sovereign Bond.........................................  24,860,291  13,011,482
International Equities.................................   5,571,003   1,244,347
Small Cap Growth.......................................   1,337,858     107,942
International Balanced.................................     216,981       3,349
Mid Cap Growth.........................................     616,784      46,929
Large Cap Value........................................   3,116,439     401,027
Money Market...........................................  11,059,956   8,498,091
Mid Cap Value..........................................     344,956      10,060
Special Opportunities..................................   4,859,191     409,716
Real Estate Equity.....................................   2,354,165     607,463
Growth & Income........................................  98,572,585  41,588,875
Managed................................................  43,447,544  15,641,073
Short-Term U.S. Government.............................     346,257      99,058
Small Cap Value........................................     954,995     114,046
International Opportunities............................   1,376,296     127,478
Equity Index...........................................     366,782      40,562
Strategic Bond.........................................     755,947      86,707
Turner Core Growth.....................................      25,144      12,872
Edinburgh International Equity.........................      68,089      22,197
Frontier Capital Appreciation..........................      55,645      13,373

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account U
 of John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1996, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1996, and the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                              Ernst & Young LLP
Boston, Massachusetts
February 7, 1997

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our report dated February 7, 1996, we expressed an opinion that the 1995 financial statements of the Company fairly present, in all material respects, the Company's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles for a stock life insurance company wholly-owned by a mutual life insurance company and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. As described in Note 1, the accompanying statutory-basis financial statements are no longer considered to be prepared in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented in the following paragraph, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter described in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                              Ernst & Young LLP
Boston, Massachusetts
February 14, 1997

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                               December 31
                                                            ------------------
                                                              1996      1995
                                                              ----      ----
                                                              (In millions)
Assets
Bonds--Note 7.............................................. $  753.5  $  552.8
Preferred stocks...........................................      9.6       5.0
Common stocks..............................................      1.4       1.7
Investment in affiliates...................................     72.0      65.3
Mortgage loans on real estate--Note 7......................    212.1     146.7
Real estate................................................     38.8      36.4
Policy loans...............................................     80.8      61.8
Cash items:
  Cash in banks............................................     26.7      11.6
  Temporary cash investments...............................      5.2      65.0
                                                            --------  --------
                                                                31.9      76.6
Premiums due and deferred..................................     36.8      39.6
Investment income due and accrued..........................     22.6      18.6
Other general account assets...............................     17.8      20.8
Assets held in separate accounts...........................  3,290.5   2,421.0
                                                            --------  --------
TOTAL ASSETS............................................... $4,567.8  $3,446.3
                                                            ========  ========
Obligations and Stockholder's Equity
OBLIGATIONS
  Policy reserves.......................................... $  877.8  $  612.3
  Federal income and other taxes payable--Note 1...........     29.4      14.2
  Other accrued expenses...................................     75.1     138.7
  Asset valuation reserve--Note 1..........................     16.6      15.4
  Obligations related to separate accounts.................  3,285.8   2,417.0
                                                            --------  --------
TOTAL OBLIGATIONS..........................................  4,284.7   3,197.6
Stockholder's Equity--Notes 2 and 6
  Common Stock, $50 par value; authorized 50,000 shares;
   issued and
   outstanding 50,000 shares...............................      2.5       2.5
  Paid-in capital..........................................    377.5     377.5
  Unassigned deficit.......................................    (96.9)   (131.3)
                                                            --------  --------
TOTAL STOCKHOLDER'S EQUITY.................................    283.1     248.7
                                                            --------  --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY................. $4,567.8  $3,446.3
                                                            ========  ========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                          ----         ----
                                                           (In millions)
Income
  Premiums............................................ $     820.6  $    570.9
  Net investment income--Note 4.......................        76.1        62.1
  Other, net..........................................       406.0        85.7
                                                       -----------  ----------
                                                           1,302.7       718.7
Benefits and Expenses
  Payments to policyholders and beneficiaries.........       236.1       213.4
  Additions to reserves to provide for future payments
   to policyholders and beneficiaries.................       790.1       282.4
  Expenses of providing service to policyholders and
   obtaining new insurance--Note 6....................       183.8       150.7
  State and miscellaneous taxes.......................        17.3        12.7
                                                       -----------  ----------
                                                           1,227.3       659.2
                                                       -----------  ----------
    GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
     AND NET REALIZED CAPITAL GAINS (LOSSES)..........        75.4        59.5
Federal income taxes--Note 1..........................        38.6        28.4
                                                       -----------  ----------
    GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
     GAINS (LOSSES)...................................        36.8        31.1
Net realized capital gains (losses)--Note 5...........        (1.5)        0.5
                                                       -----------  ----------
    NET INCOME........................................        35.3        31.6
Unassigned deficit at beginning of year...............      (131.3)     (162.1)
Net unrealized capital gains (losses) and other
 adjustments--Note 5..................................         2.5        (3.0)
Other reserves and adjustments........................        (3.4)        2.2
                                                       -----------  ----------
    UNASSIGNED DEFICIT AT END OF YEAR................. $     (96.9) $   (131.3)
                                                       ===========  ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      ----------------------
                                                         1996         1995
                                                         ----         ----
                                                           (In millions)
Cash flows from operating activities:
  Insurance premiums................................. $     824.2  $     574.0
  Net investment income..............................        73.4         59.2
  Benefits to policyholders and beneficiaries........      (212.7)      (198.3)
  Dividends paid to policyholders....................       (15.7)       (13.2)
  Insurance expenses and taxes.......................      (196.6)      (161.5)
  Net transfers to separate accounts.................      (524.2)      (257.4)
  Other, net.........................................       386.7         55.1
                                                      -----------  -----------
      NET CASH PROVIDED FROM OPERATIONS..............       335.1         57.9
                                                      -----------  -----------
Cash flows used in investing activities:
  Bond purchases.....................................      (489.9)      (172.5)
  Bond sales.........................................       228.3         18.9
  Bond maturities and scheduled redemptions..........        27.8         36.0
  Bond prepayments...................................        31.9         20.6
  Stock purchases....................................        (6.5)        (1.7)
  Proceeds from stock sales..........................         0.4          1.4
  Real estate purchases..............................       (10.5)       (16.2)
  Real estate sales..................................         8.5          9.3
  Other invested assets purchases....................         0.0         (0.4)
  Proceeds from the sale of other invested assets....         1.5          0.3
  Mortgage loans issued..............................       (84.4)       (19.8)
  Mortgage loan repayments...........................        17.7         21.1
  Other, net.........................................      (104.6)        45.7
                                                      -----------  -----------
      NET CASH USED IN INVESTING ACTIVITIES..........      (379.8)       (57.3)
                                                      -----------  -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH IN-
 VESTMENTS...........................................       (44.7)         0.6
Cash and temporary cash investments at beginning of
 year................................................        76.6         76.0
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $      31.9  $      76.6
                                                      ===========  ===========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of the financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP). The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for stock life insurance companies wholly-owned by a mutual life insurance company. Pursuant to Financial Accounting Standards Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended, which is effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; and (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1999 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's unassigned deficit cannot be determined at this time and could be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight-line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.2 million in 1996 and $0.5 million in 1995.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities,

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1996, the IMR, net of 1996 amortization of $1.2 million, amounted to $5.9 million, which is included in policy reserves. The corresponding 1995 amounts were $1.2 million and $6.9 million, respectively.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the summary of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1996. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 and 1996.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $33.5 million in 1996 and $32.2 million in 1995.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

No provision is generally recognized for temporary differences that may exist between financial reporting and taxable income or loss.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassifications: Certain 1995 amounts have been reclassified to permit comparison with the corresponding 1996 amounts.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--CAPITALIZATION

In prior years, the Company received capital contributions from John Hancock, with a portion of the contributed capital being credited to common stock, although no additional shares were issued. This practice, which is acceptable to statutory authorities, has the effect of stating the carrying value of issued shares of common stock at amounts other than $50 per share par value with the offset reflected in paid-in capital.

At December 31, 1994, the Company had 50,000 shares authorized with 20,000 shares issued and outstanding. On February 16, 1995, the Company issued the remaining 30,000 shares to John Hancock and transferred $22.5 million from common stock to paid-in capital. The par value per share is $50.

NOTE 3--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during each of 1996 and 1995. Unamortized goodwill at December 31, 1996 was $15.2 million and is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                    1996   1995
                                                                    ----   ----
                                                                   (In millions)
Investment expenses............................................... $  7.0 $  5.1
Depreciation expense..............................................    0.9    1.0
Investment taxes..................................................    0.5    0.5
                                                                   ------ ------
                                                                   $  8.4 $  6.6
                                                                   ====== ======

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                  1996    1995
                                                                  ----    ----
                                                                 (In millions)
Net gains (losses) from asset sales............................. $ (0.2) $  4.0
Capital gains tax...............................................   (1.0)   (2.5)
Net capital gains transferred to IMR............................   (0.3)   (1.0)
                                                                 ------  ------
  Realized Capital Gains (Losses)............................... $ (1.5) $  0.5
                                                                 ======  ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                  1996    1995
                                                                  ----    ----
                                                                 (In millions)
Net gains (losses) from changes in security values and book
 value adjustments.............................................. $  3.7  $ (0.2)
Increase in asset valuation reserve.............................   (1.2)   (2.8)
                                                                 ------  ------
  Net Unrealized Capital Gains (Losses) and Other Adjustments... $  2.5  $ (3.0)
                                                                 ======  ======

NOTE 6--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1996 and 1995 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $111.7 million and $97.9 million in 1996 and 1995, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $1.6 million and $1.8 million in 1996 and 1995, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

Effective January 1, 1994, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of 1996, 1995 and 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.5 million and $32.7 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $15.7 million and $20.3 million in 1996 and 1995, respectively.

Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 and 1996 issues of retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, John Hancock transferred $23.2 million of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium to the Company, which increased the Company's net gain from operations by $15.1 million in 1996.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                      Gross      Gross
                                          Statement Unrealized Unrealized  Fair
      Year ended December 31, 1996          Value     Gains      Losses   Value
      ----------------------------        --------- ---------- ---------- -----
                                                      (In millions)
U.S. Treasury securities and obligations
 of U.S. government corporations and
 agencies...............................   $ 44.4     $ 0.2       $0.2    $ 44.4
Obligations of states and political
 subdivisions...........................     12.6       0.4        0.0      13.0
Debt securities issued by foreign
 governments............................      0.8       0.1        0.0       0.9
Corporate securities....................    623.2      29.8        3.4     649.6
Mortgage-backed securities..............     72.5      10.2        0.1      82.6
                                           ------     -----       ----    ------
  Total bonds...........................   $753.5     $40.7       $3.7    $790.5
                                           ======     =====       ====    ======
                                                      Gross      Gross
                                          Statement Unrealized Unrealized  Fair
      Year ended December 31, 1995          Value     Gains      Losses   Value
      ----------------------------        --------- ---------- ---------- -----
                                                      (In millions)
U.S. Treasury securities and obligations
 of U.S. government corporations and
 agencies...............................   $ 89.0     $ 0.5       $0.0    $ 89.5
Obligations of states and political
 subdivisions...........................     11.4       1.1        0.0      12.5
Debt securities issued by foreign
 governments............................      1.3       0.2        0.0       1.5
Corporate securities....................    445.6      44.1        1.6     488.1
Mortgage-backed securities..............      5.5       0.3        0.1       5.7
                                           ------     -----       ----    ------
  Total bonds...........................   $552.8     $46.2       $1.7    $597.3
                                           ======     =====       ====    ======

The statement value and fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                               Statement  Fair
                                                                 Value   Value
                                                               --------- -----
                                                                (In millions)
Due in one year or less.......................................  $ 51.6   $ 52.9
Due after one year through five years.........................   260.8    267.7
Due after five years through ten years........................   244.3    253.7
Due after ten years...........................................   124.3    133.6
                                                                ------   ------
                                                                 681.0    707.9
Mortgage-backed securities....................................    72.5     82.6
                                                                ------   ------
                                                                $753.5   $790.5
                                                                ======   ======

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--INVESTMENTS--CONTINUED

Proceeds from sales of bonds during 1996 and 1995 were $228.3 million and $18.9 million, respectively. Gross gains of $1.3 million in 1996 and $0.2 million in 1995 and gross losses of $2.1 million in 1996 and $0.1 million in 1995 were realized on these transactions.

The cost of common stocks was $0.0 million and $0.1 million at December 31, 1996 and 1995, respectively. Gross unrealized appreciation on common stocks totaled $1.4 million, and gross unrealized depreciation totaled $0.0 million at December 31, 1996. The fair value of preferred stock totaled $9.6 million at December 31, 1996 and $5.2 million at December 31, 1995.

Bonds with amortized cost of $11.3 million were nonincome producing for the twelve months ended December 31, 1996.

At December 31, 1996, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                           Statement
     Property Type           Value
     -------------         ---------
                         (In millions)
Apartments..............    $ 96.0
Industrial..............      35.0
Office buildings........      11.3
Retail..................      29.0
Agricultural............      28.9
Other...................      11.9
                            ------
                            $212.1
                            ======

       Geographic          Statement
     Concentration           Value
     -------------         ---------
                         (In millions)
East North Central......    $ 31.1
Middle Atlantic.........      11.5
Mountain................       7.6
New England.............      27.6
Pacific.................      49.9
South Atlantic..........      58.8
West South Central......      25.6
                            ------
                            $212.1
                            ======

At December 31, 1996, the fair values of the commercial and agricultural mortgage loans portfolios were $189.0 million and $30.4 million, respectively. The corresponding amounts as of December 31, 1995 were approximately $132.1 million and $22.2 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1996 were 8.69% and 7.04% for agricultural loans and 8.5% and 7.2% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1996 were $384.3 million, $9.9 million, and $12.1 million, respectively. The corresponding amounts in 1995 were $72.4 million, $8.7 million, and $12.1 million, respectively.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

NOTE 9--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range through 2011. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2006. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The Company enters into interest rate cap contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2006.

The Company also uses financial futures contracts to hedge public bonds intended for future sale in order to lock in the market value at the date of contract. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not in the future cash requirements, as the Company intends to close the open positions prior to settlement.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                   December 31
                                                                  -------------
                                                                   1996   1995
                                                                   ----   ----
                                                                  (In millions)
Futures contracts to sell securities............................  $  73.0 $ 0.0
                                                                  ======= =====
Notional amount of interest rate swaps, currency rate swaps, and interest rate caps to:
  Receive variable rates........................................  $ 215.9 $ 0.0
                                                                  ======= =====
  Receive fixed rates...........................................  $  26.6 $ 5.0
                                                                  ======= =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. The Company believes the risk of incurring losses due to the nonperformance by its counterparties is remote and that any such losses would be immaterial.

Based on the market rates in effect at December 31, 1996, the Company's interest rate swaps, currency rate swaps and interest rate caps represented (assets) liabilities to the Company with fair values of $2.3 million, $(8.2) million and $(2.0) million, respectively. The corresponding amounts as of December 31, 1995 were $0.0 million.

NOTE 10--POLICYHOLDERS' RESERVES AND BENEFICIARIES' FUND

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal and subject to discretionary withdrawal (without adjustment) are summarized as follows:

                                                      December 31, 1996 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal at book value
 less surrender charge...............................      $441.9         89.3%
Subject to discretionary withdrawal at book value
 (without adjustment)................................        53.0         10.7
                                                           ------        -----
Total annuity reserves and deposit liabilities.......      $494.9        100.0%
                                                           ======        =====

NOTE 11--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and real estate and issue real estate mortgages totalling $42.1 million, $0.1 million, and $33.5 million, respectively, at December 31, 1996. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The fair value of the commitments described above is $76.2 million at December 31, 1996. The majority of these commitments expire in 1997.

In the normal course of its business operations, the Company is involved in litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1996. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                   Year ended December 31
                                               --------------------------------
                                                    1996             1995
                                               ---------------  ---------------
                                               Carrying  Fair   Carrying  Fair
                                                Amount  Value    Amount  Value
                                               -------- ------  -------- ------
                                                        (In millions)
Assets
  Bonds--Note 7...............................  $753.5  $790.5   $552.8  $597.3
  Preferred stocks--Note 7....................     9.6     9.6      5.0     5.2
  Common stocks--Note 7.......................     1.4     1.4      1.7     1.7
  Mortgage loans on real estate--Note 7.......   212.1   219.4    146.7   154.3
  Policy loans--Note 1........................    80.8    80.8     61.8    61.8
  Cash and cash equivalents--Note 1...........    31.9    31.9     76.6    76.6
Derivatives liabilities relating to:--Note 9
  Interest rate swaps.........................     --      2.3      --      0.0
  Currency rate swaps.........................     --     (8.2)     --      0.0
  Interest rate caps..........................     --     (2.0)     --      0.0
Liabilities
  Commitments--Note 11........................     --     76.2      --     23.8

The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the surrender value, if any, may be left with JHVLICO under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policies.

    Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with JHVLICO's approval, including optional methods of settlement available from John Hancock.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as Disability Waiver of Premiums and Accidental Death Benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. JHVLICO will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at JHVLICO's Servicing Office. JHVLICO assumes no responsibility for the validity or sufficiency of any assignment.

  AGE AND SEX. If the age or sex of the insured has been misstated, JHVLICO will adjust the Initial Sum Insured and every other benefit to that which the premium paid would have purchased at the correct age and sex.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, JHVLICO will pay in place of all other benefits an amount equal to the premiums paid less any indebtedness.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, JHVLICO will pay in place of all other benefits an amount equal to the greater of the premiums paid or the surrender value, less indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable after it has been in force during the lifetime of the insured for 2 years from its issue date except for nonpayment of premium.

  DEFERRAL OF DETERMINATIONS AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, or loan proceeds will ordinarily be made within seven days after receipt at JHVLICO's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  JHVLICO may defer the determination, payment or application of such amounts if the effective date for determining such amounts falls within any period during which: (1) the disposal or valuation of the Accounts' assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commissions' rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of JHVLICO Owners.

  Under a Policy being continued under a fixed non-forfeiture option payment of the cash value or loan proceeds may be deferred by JHVLICO for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policies which have been filed as exhibits to the Registration Statement.

             APPENDIX--ILLUSTRATION OF DEATH BENEFITS, CASH VALUES
                           AND ACCUMULATED PREMIUMS.

  The following tables illustrate the way in which the three types of Policies operate. Each table illustrates the changes in the death benefit and cash value of the base Policy, disregarding any dividends or Policy loans. Each table separately illustrates the operation of a Policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The tables show how the death benefit and cash value may vary over an extended period of time assuming the subaccounts experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums for a standard risk and will assist in a comparison of the total death benefit and cash value figures set forth in the tables with those under other variable life insurance policies which may be issued by JHVLICO or other companies. The death benefit and cash value for a Policy would be different from those shown if premiums are paid more frequently than annually or if the actual gross rates of investment return applicable to the Policy average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit and cash value as of the end of each Policy year reflect a total asset charge of 1.086% comprised of the daily charge against the Account for mortality and expense risks (equivalent to an effective annual rate of .50% of the value of the Account's assets), an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .39%) and an assumed average asset charge for the annual non-advisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .20%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the seven subaccounts. The actual charges and expenses associated with any Policy may be more or less than 1.086% and will vary depending upon the actual allocation of Policy values among subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, JHVLICO reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a Policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if JHVLICO's mortality and expense experience in the future is as currently experienced and if its dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available. (See "Annual Dividends".)

  JHVLICO will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, smoking status and the Initial Sum Insured or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed insured is a standard risk.

PLAN:VARIABLE WHOLE LIFE 100
   AGE 25 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $135,135 ANNUAL PREMIUM $1,250.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)     Dividends are
Not Guaranteed

                             0%                     6%                     12%
                   ---------------------- ---------------------- -----------------------
                       Death Benefit          Death Benefit           Death Benefit
                   ---------------------- ---------------------- -----------------------
        Prms Accum
            at      Base   Var Pu          Base   Var Pu          Base   Var Pu
 Year    5%/Annum  Policy   Adds   Total  Policy   Adds   Total  Policy   Adds    Total
 ----   ---------- ------- ------ ------- ------- ------ ------- ------- ------- -------
     1     1,313   135,135     0  135,135 135,550      0 135,550 142,561       0 142,561
     2     2,691   135,135   208  135,343 135,588    208 135,796 143,283     208 143,491
     3     4,138   135,135   400  135,535 135,786    410 136,196 147,033     421 147,454
     4     5,657   135,135   575  135,710 135,993    608 136,600 151,098     642 151,739
     5     7,252   135,135   734  135,869 136,206    799 137,005 155,417     869 156,286
     6     8,928   135,135   879  136,014 136,423    986 137,409 159,987   1,105 161,092
     7    10,686   135,135 1,011  136,146 136,644  1,168 137,812 164,813   1,350 166,164
     8    12,533   135,135 1,153  136,288 136,870  1,374 138,244 169,906   1,679 171,585
     9    14,472   135,135 1,302  136,437 137,099  1,601 138,700 175,277   2,126 177,403
    10    16,508   135,135 1,458  136,593 137,332  1,853 139,185 180,939   2,712 183,652
    15    28,322   135,135 2,420  137,555 138,519  3,981 142,500 213,370   8,251 221,620
    20    43,399   135,135 3,384  138,519 139,804  7,708 147,512 255,762  19,892 275,654
    25    62,642   135,135 4,103  139,238 141,231 12,607 153,838 312,737  40,264 353,002
    30    87,201   135,135 4,595  139,730 142,712 18,666 161,378 386,200  74,054 460,254
    35   118,545   135,135 4,986  140,121 144,248 26,213 170,461 481,203 129,322 610,525
Age 65   158,550   135,135 5,342  140,477 145,835 35,315 181,150 604,241 217,588 821,829
                             0%                     6%                     12%
                   ---------------------- ---------------------- -----------------------
                         Cash Value             Cash Value             Cash Value
                   ---------------------- ---------------------- -----------------------
        Base Prem
         Accum at   Base   Var Pu          Base   Var Pu          Base   Var Pu
 Year    5%/Annum  Policy   Adds   Total  Policy   Adds   Total  Policy   Adds    Total
 ----   ---------- ------- ------ ------- ------- ------ ------- ------- ------- -------
     1     1,313        94     0       94      99      0      99     105       0     105
     2     2,691       934    34      968     995     34   1,028   1,056      34   1,090
     3     4,138     1,774    67    1,841   1,937     69   2,007   2,108      71   2,179
     4     5,657     2,613   100    2,713   2,929    106   3,035   3,269     112   3,381
     5     7,252     3,448   132    3,580   3,968    145   4,112   4,548     158   4,706
     6     8,928     4,278   164    4,443   5,056    185   5,241   5,957     208   6,165
     7    10,686     5,101   196    5,297   6,192    227   6,420   7,503     264   7,767
     8    12,533     5,915   232    6,147   7,379    277   7,656   9,202     340   9,542
     9    14,472     6,720   271    6,991   8,614    335   8,949  11,063     447  11,510
    10    16,508     7,513   315    7,828   9,899    402  10,301  13,102     591  13,693
    15    28,322    11,495   627   12,123  17,345  1,036  18,381  26,840   2,156  28,996
    20    43,399    15,037 1,045   16,082  26,110  2,390  28,499  47,986   6,193  54,178
    25    62,642    17,723 1,498   19,221  35,800  4,623  40,423  79,639  14,826  94,465
    30    87,201    19,972 1,967   21,938  46,822  8,025  54,847 127,290  31,977 159,267
    35   118,545    21,708 2,473   24,181  58,936 13,060  71,996 197,510  64,715 262,225
Age 65   158,550    22,958 3,032   25,990  71,982 20,142  92,124 299,610 124,650 424,260

--------
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE 100
   AGE 40 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $113,968 ANNUAL PREMIUM $2,000.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)     Dividends are
Not Guaranteed

                               0%                     6%                     12%
                     ---------------------- ---------------------- -----------------------
                         Death Benefit          Death Benefit           Death Benefit
                     ---------------------- ---------------------- -----------------------
          Prms Accum
              at      Base   Var Pu          Base   Var Pu          Base   Var Pu
  Year     5%/Annum  Policy   Adds   Total  Policy   Adds   Total  Policy   Adds    Total
  ----    ---------- ------- ------ ------- ------- ------ ------- ------- ------- -------
     1       2,100   113,968     0  113,968 114,318      0 114,318 120,231       0 120,231
     2       4,305   113,968   102  114,070 114,417    102 114,519 122,111     102 122,213
     3       6,620   113,968   196  114,164 114,581    202 114,783 125,257     262 125,519
     4       9,051   113,968   282  114,250 114,754    342 115,096 128,695     511 129,206
     5      11,604   113,968   362  114,330 114,931    536 115,467 132,341     854 133,196
     6      14,284   113,968   459  114,427 115,112    780 115,892 136,184   1,296 137,479
     7      17,098   113,968   577  114,545 115,295  1,072 116,367 140,221   1,840 142,061
     8      20,053   113,968   735  114,703 115,480  1,437 116,917 144,460   2,529 146,989
     9      23,156   113,968   923  114,891 115,667  1,867 117,535 148,909   3,365 152,273
    10      26,413   113,968 1,139  115,107 115,857  2,366 118,224 153,577   4,367 157,944
    15      45,315   113,968 2,421  116,389 116,823  5,812 122,635 180,222  12,462 192,684
    20      69,438   113,968 3,776  117,744 117,844 10,765 128,609 214,207  27,661 241,868
  Age 65   100,226   113,968 4,895  118,863 118,945 16,990 135,935 258,552  53,375 311,927
    30     139,521   113,968 5,836  119,804 120,069 24,212 144,791 314,489  95,727 410,216
    35     189,672   113,968 6,651  120,619 121,212 34,125 155,337 385,101 163,843 548,944
                               0%                     6%                     12%
                     ---------------------- ---------------------- -----------------------
                           Cash Value             Cash Value             Cash Value
                     ---------------------- ---------------------- -----------------------
          Base Prem
           Accum at   Base   Var Pu          Base   Var Pu          Base   Var Pu
  Year     5%/Annum  Policy   Adds   Total  Policy   Adds   Total  Policy   Adds    Total
  ----    ---------- ------- ------ ------- ------- ------ ------- ------- ------- -------
     1       2,100       591     0      591     626      0     626     662       0     662
     2       4,305     1,986    28    2,014   2,137     28   2,165   2,291      28   2,319
     3       6,620     3,350    57    3,407   3,694     58   3,752   4,056      76   4,132
     4       9,051     4,682    84    4,767   5,296    102   5,399   5,967     154   6,121
     5      11,604     5,984   112    6,096   6,947    166   7,113   8,036     266   8,302
     6      14,284     7,254   147    7,401   8,644    250   8,894  10,273     417  10,690
     7      17,098     8,494   191    8,685  10,391    356  10,746  12,695     613  13,308
     8      20,053     9,705   251    9,956  12,187    493  12,680  15,315     871  16,186
     9      23,156    10,886   326   11,212  14,035    662  14,697  18,151   1,198  19,350
    10      26,413    12,037   416   12,453  15,934    868  16,801  21,218   1,607  22,826
    15      45,315    17,504 1,037   18,541  26,385  2,499  28,884  40,891   5,380  46,270
    20      69,438    22,070 1,878   23,948  37,910  5,381  43,291  69,226  13,883  83,110
  Age 65   100,226    25,346 2,780   28,126  49,861  9,691  59,552 108,880  30,573 139,453
    30     139,521    27,731 3,736   31,467  62,133 15,892  78,025 163,488  61,828 225,316
    35     189,672    29,282 4,725   34,007  74,287 24,354  98,641 237,100 117,438 354,538

--------
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE P50
   AGE 25 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $65,723
   ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)     Dividends are
Not Qualified

                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ----------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         735   65,723     0  65,723 65,925      0 65,925  69,335      0  69,335
    2       1,507   65,723     0  65,723 65,930      0 65,930  69,442      0  69,442
    3       2,317   65,723   175  65,898 66,029    192 66,221  71,304    211  71,515
    4       3,168   65,723   352  66,075 66,130    402 66,533  73,289    456  73,745
    5       4,061   65,723   527  66,250 66,234    625 66,859  75,389    735  76,124
    6       4,999   65,723   702  66,425 66,340    862 67,202  77,607  1,052  78,659
    7       5,984   65,723   876  66,599 66,448  1,114 67,562  79,948  1,407  81,356
    8       7,019   65,723 1,056  66,779 66,557  1,388 67,945  82,417  1,816  84,234
    9       8,105   65,723 1,240  66,963 66,669  1,684 68,352  85,021  2,282  87,302
   10       9,245   65,723 1,428  67,151 66,782  2,002 68,784  87,765  2,810  90,575
   15      15,860   65,723 2,434  68,157 67,358  4,007 71,365 103,443  6,732 110,175
   20      24,303   65,723 3,406  69,129 67,982  6,620 74,601 123,953 13,481 137,433
   25      35,079   65,723 4,135  69,858 68,677  9,555 78,232 151,610 23,919 175,529
   30      48,833   65,723 4,571  70,294 69,399 12,600 81,999 187,256 39,210 226,466
   35      66,385   65,723 4,740  70,463 70,147 15,688 85,835 233,343 61,314 294,657
  Age
   65      88,788   65,723 4,692  70,415 70,919 18,763 89,682 293,022 92,895 385,917
                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                         Cash Value           Cash Value            Cash Value
                    -------------------- -------------------- ----------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         735       13     0      13     14      0     14      15      0      15
    2       1,507      423     0     423    450      0    450     476      0     476
    3       2,317      834    29     863    908     32    941     985     35   1,021
    4       3,168    1,244    61   1,305  1,390     70  1,461   1,548     80   1,628
    5       4,061    1,652    95   1,747  1,896    113  2,009   2,168    133   2,301
    6       4,999    2,057   131   2,188  2,425    162  2,587   2,850    198   3,048
    7       5,984    2,459   170   2,629  2,978    217  3,195   3,600    275   3,874
    8       7,019    2,857   212   3,069  3,555    280  3,835   4,423    368   4,790
    9       8,105    3,250   258   3,508  4,156    352  4,508   5,324    479   5,804
   10       9,245    3,637   309   3,946  4,781    435  5,216   6,312    612   6,925
   15      15,860    5,592   631   6,223  8,416  1,043  9,459  12,984  1,759  14,743
   20      24,303    7,332 1,051   8,383 12,696  2,052 14,749  23,256  4,197  27,453
   25      35,079    8,636 1,509  10,145 17,409  3,503 20,912  38,608  8,808  47,416
   30      48,833    9,727 1,956  11,683 22,769  5,417 28,186  61,719 16,933  78,652
   35      66,385   10,569 2,351  12,920 28,660  7,817 36,477  95,776 30,686 126,461
  Age
   65      88,788   11,176 2,664  13,839 35,004 10,702 45,706 145,295 53,222 198,517

--------
*Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE P50
   AGE 40 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $62,945
   ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)     Dividends are
Not Guaranteed

                              0%                   6%                   12%
                     -------------------- -------------------- ----------------------
                        Death Benefit        Death Benefit         Death Benefit
                     -------------------- -------------------- ----------------------
          Prms Accum
              at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year     5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----    ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
     1       1,260   62,945     0  62,945 63,138      0 63,138  66,404      0  66,404
     2       2,583   62,945     0  62,945 63,183      0 63,183  67,251      0  67,251
     3       3,972   62,945    98  63,043 63,273    119 63,392  68,979    140  69,119
     4       5,431   62,945   212  63,157 63,369    264 63,633  70,870    322  71,192
     5       6,962   62,945   338  63,283 63,467    435 63,901  72,875    547  73,422
     6       8,570   62,945   472  63,417 63,566    627 64,193  74,988    814  75,802
     7      10,259   62,945   605  63,550 63,667    829 64,496  77,207  1,114  78,321
     8      12,032   62,945   752  63,697 63,769  1,060 64,830  79,536  1,471  81,007
     9      13,893   62,945   903  63,848 63,873  1,311 65,184  81,981  1,879  83,860
    10      15,848   62,945 1,061  64,006 63,977  1,584 65,562  84,546  2,345  86,890
    15      27,189   62,945 1,911  64,856 64,509  3,297 67,806  99,150  5,778 104,928
    20      41,663   62,945 2,691  65,636 65,071  5,414 70,486 117,795 11,414 129,209
  Age 65    60,136   62,945 3,279  66,224 65,682  7,724 73,406 142,241 19,839 162,080
    30      83,713   62,945 3,713  66,658 66,304 10,211 76,516 173,058 32,226 205,284
    35     113,804   62,945 3,971  66,916 66,936 12,826 79,673 211,949 50,237 262,186
                              0%                   6%                   12%
                     -------------------- -------------------- ----------------------
                          Cash Value           Cash Value            Cash Value
                     -------------------- -------------------- ----------------------
          Prms Accum
              at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year     5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----    ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
     1       1,260      251     0     251    266      0    266     281      0     281
     2       2,583    1,026     0   1,026  1,101      0  1,101   1,177      0   1,177
     3       3,972    1,784    28   1,813  1,962     34  1,996   2,149     41   2,189
     4       5,431    2,525    63   2,588  2,848     79  2,927   3,200     97   3,296
     5       6,962    3,248   104   3,353  3,760    135  3,895   4,338    170   4,508
     6       8,570    3,954   151   4,105  4,699    201  4,900   5,568    262   5,830
     7      10,259    4,643   200   4,843  5,664    275  5,939   6,900    371   7,271
     8      12,032    5,316   257   5,573  6,657    364  7,021   8,341    507   8,848
     9      13,893    5,972   319   6,292  7,679    465  8,144   9,901    669  10,570
    10      15,848    6,612   388   7,000  8,729    581  9,310  11,588    863  12,451
    15      27,189    9,670   818  10,488 14,530  1,418 15,947  22,435  2,494  24,929
    20      41,663   12,227 1,335  13,562 20,933  2,698 23,631  38,068  5,711  43,780
  Age 65    60,136   14,029 1,862  15,892 27,533  4,405 31,938  59,900 11,365  71,265
    30      83,713   15,340 2,377  17,717 34,311  6,567 40,878  89,965 20,816 110,781
    35     113,804   16,191 2,821  19,013 41,023  9,154 50,177 130,493 36,012 166,505

--------
* Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90, Special Monthly $104.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE P50
   AGE 25 YEARS MALE--SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $61,670
   ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)     Dividends are
Not Guaranteed

                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ----------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         735   61,670     0  61,670 61,859      0 61,859  65,059      0  65,059
    2       1,507   61,670     0  61,670 61,865      0 61,865  65,160      0  65,160
    3       2,317   61,670   164  61,834 61,957    181 62,138  66,907    198  67,105
    4       3,168   61,670   331  62,001 62,052    378 62,430  68,769    428  69,198
    5       4,061   61,670   495  62,165 62,150    586 62,736  70,740    690  71,430
    6       4,999   61,670   659  62,329 62,249    809 63,058  72,821    987  73,808
    7       5,984   61.670   822  62,492 62,350  1,045 63,395  75,018  1,321  76,339
    8       7,019   61,670   991  62,661 62,453  1,303 63,755  77,335  1,705  79,039
    9       8,105   61,670 1,163  62,833 62,557  1,580 64,137  79,778  2,141  81,919
   10       9,245   61,670 1,339  63,009 62,664  1,879 64,543  82,352  2,637  84,989
   15      15,860   61,670 2,283  63,953 63,204  3,760 66,964  97,064  6,317 103,381
   20      24,303   61.670 3,195  64,865 63,789  6,211 70,001 116,309 12,650 128,959
   25      35,079   61,670 3,880  65,550 64,442  8,965 73,408 142,261 22,445 164,705
   30      48,833   61,670 4,289  65,959 65,119 11,823 76,942 175,708 36,793 212,501
   35      66,385   61,670 4,448  66,118 65,821 14,721 80,542 218,954 57,534 276,488
  Age
   65      88,788   61,670 4,402  66,072 66,546 17,606 84,152 274,952 87,168 362,121
                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                         Cash Value           Cash Value            Cash Value
                    -------------------- -------------------- ----------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         735       12     0      12     13      0     13      14      0      14
    2       1,507      397     0     397    422      0    422     446      0     446
    3       2,317      782    28     810    852     30    883     924     33     958
    4       3,168    1,167    58   1,224  1,305     66  1,370   1,452     75   1,527
    5       4,061    1,550    89   1,639  1,779    106  1,885   2,034    125   2,159
    6       4,999    1,930   123   2,053  2,276    152  2,428   2,675    186   2,860
    7       5,984    2,307   159   2,466  2,794    203  2,998   3,378    258   3,635
    8       7,019    2,681   199   2,880  3,336    263  3,599   4,150    345   4,495
    9       8,105    3,049   242   3,292  3,900    331  4,230   4,996    450   5,446
   10       9,245    3,413   290   3,702  4,486    408  4,894   5,923    575   6,498
   15      15,860    5,247   592   5,839  7,897    979  8,876  12,183  1,651  13,834
   20      24,303    6,880   986   7,866 11,913  1,926 13,839  21,822  3,939  25,760
   25      35,079    8,103 1,416   9,519 16,335  3,287 19,622  36,227  8,265  44,492
   30      48,833    9,127 1,836  10,963 21,365  5,083 26,448  57,913 15,889  73,802
   35      66,385    9,918 2,206  12,123 26,893  7,334 34,227  89,870 28,794 118,663
  Age
   65      88,788   10,487 2,499  12,986 32,846 10,042 42,888 136,335 49,941 186,276

--------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE P50
   AGE 40 YEARS MALE--SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $57,644
   ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)     Dividends are
Not Guaranteed

                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ----------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1       1,260   57,644     0  57,644 57,821      0 57,821  60,812      0  60,812
    2       2,583   57,644     0  57,644 57,862      0 57,862  61,587      0  61,587
    3       3,972   57,644    90  57,734 57,945    109 58,053  63,170    128  63,299
    4       5,431   57,644   194  57,838 58,032    242 58,274  64,902    295  65,197
    5       6,962   57,644   309  57,953 58,122    398 58,520  66,738    501  67,239
    6       8,570   57,644   432  58,076 58,213    574 58,787  68,672    746  69,418
    7      10,259   57,644   554  58,198 58,305    759 59,065  70,705  1,020  71,725
    8      12,032   57,644   688  58,332 58,399    971 59,370  72,838  1,347  74,185
    9      13,893   57,644   827  58,471 58,494  1,201 59,695  75,077  1,721  76,797
   10      15,848   57,644   972  58,616 58,589  1,451 60,040  77,425  2,148  79,573
   15      27,189   57,644 1,750  59,394 59,076  3,019 62,096  90,800  5,291  96,092
   20      41,663   57,644 2,464  60,108 59,591  4,959 64,550 107,875 10,453 118,327
  Age
   65      60,136   57,644 3,003  60,647 60,151  7,073 67,224 130,262 18,169 148,430
   30      83,712   57,644 3,400  61,044 60,720  9,351 70,072 158,484 29,512 187,996
   35     113,803   57,644 3,637  61,281 61,299 11,746 73,045 194,100 46,007 240,106
                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                         Cash Value           Cash Value            Cash Value
                    -------------------- -------------------- ----------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
   1        1,260      230     0     230    244      0    244     258      0     258
   2        2,583      940     0     940  1,008      0  1,008   1,078      0   1,078
   3        3,972    1,634    26   1,660  1,797     31  1,828   1,968     37   2,005
   4        5,431    2,312    58   2,370  2,608     72  2,681   2,930     88   3,019
   5        6,962    2,975    96   3,070  3,444    123  3,567   3,972    156   4,128
   6        8,570    3,621   138   3,759  4,303    184  4,487   5,099    240   5,339
   7       10,259    4,252   183   4,435  5,187    252  5,439   6,319    340   6,659
   8       12,032    4,868   235   5,103  6,097    333  6,430   7,639    464   8,103
   9       13,893    5,469   292   5,762  7,032    426  7,458   9,067    613   9,680
   10      15,848    6,055   355   6,410  7,994    532  8,526  10,612    790  11,402
   15      27,189    8,856   749   9,605 13,306  1,298 14,604  20,545  2,284  22,830
   20      41,663   11,197 1,222  12,420 19,170  2,471 21,641  34,862  5,230  40,093
  Age
   65      60,136   12,848 1,705  14,553 25,214  4,034 29,249  54,855 10,408  65,263
   30      83,712   14,048 2,177  16,225 31,421  6,014 37,435  82,389 19,063 101,451
   35     113,803   14,828 2,584  17,412 37,568  8,383 45,951 119,504 32,979 152,483

--------
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE
   AGE 25 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $28,930
   ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)     Dividends are
Not Guaranteed

                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ----------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         368   28,930     0  28,930 29,019     0  29,019  30,520      0  30,520
    2         753   28,930     0  28,930 29,021     0  29,021  30,567      0  30,567
    3       1,159   28,930    26  28,956 29,065    26  29,090  31,387     33  31,419
    4       1,584   28,930    49  28,979 29,109    61  29,171  32,260     81  32,341
    5       2,031   28,930    79  29,009 29,155   106  29,261  33,185    143  33,328
    6       2,500   28,930   114  29,044 29,202   160  29,361  34,161    222  34,383
    7       2,992   28,930   152  29,082 29,249   222  29,471  35,192    316  35,508
    8       3,509   28,930   199  29,129 29,297   296  29,593  36,279    432  36,711
    9       4,052   28,930   251  29,181 29,346   382  29,729  37,424    573  37,997
   10       4,622   28,930   310  29,240 29,396   482  29,878  38,632    739  39,371
   15       7,930   28,930 1,001  29,931 29,650 1,533  31,183  45,534  2,474  48,008
   20      12,152   28,930 1,741  30,671 29,924 3,006  32,931  54,562  5,636  60,198
   25      17,540   28,930 2,208  31,138 30,230 4,526  34,756  66,736 10,369  77,105
   30      24,416   28,930 2,440  31,370 30,548 6,022  36,570  82,426 17,198  99,625
   35      33,193   28,930 2,513  31,443 30,877 7,507  38,384 102,713 27,021 129,734
  Age
   65      44,394   28,930 2,479  31,409 31,217 8,977  40,194 128,983 41,035 170,018
                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                         Cash Value           Cash Value            Cash Value
                    -------------------- -------------------- ----------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         368        6     0       6      6     0       6       7      0       7
    2         753      186     0     186    198     0     198     209      0     209
    3       1,159      367     4     371    400     4     404     434      5     439
    4       1,584      547     9     556    612    11     623     681     14     695
    5       2,031      727    14     741    835    19     854     954     26     980
    6       2,500      905    21     927  1,068    30   1,098   1,255     42   1,296
    7       2,992    1,082    30   1,112  1,311    43   1,354   1,585     62   1,646
    8       3,509    1,257    40   1,297  1,565    60   1,625   1,947     88   2,034
    9       4,052    1,430    52   1,483  1,829    80   1,909   2,344    120   2,464
   10       4,622    1,601    67   1,668  2,105   105   2,209   2,779    161   2,940
   15       7,930    2,462   260   2,721  3,705   399   4,104   5,715    646   6,362
   20      12,152    3,227   538   3,765  5,589   932   6,521  10,237  1,755  11,991
   25      17,540    3,801   806   4,607  7,663 1,659   9,322  16,994  3,818  20,813
   30      24,416    4,282 1,044   5,326 10,022 2,589  12,612  27,167  7,427  34,595
   35      33,193    4,652 1,247   5,899 12,616 3,740  16,356  42,159 13,523  55,682
  Age
   65      44,394    4,919 1,407   6,327 15,408 5,120  20,528  63,956 23,510  87,466

--------
* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE
   AGE 40 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $28,661
   ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds)     Dividends are
Not Guaranteed

                             0%                   6%                   12%
                    -------------------- -------------------- ---------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ---------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base  Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy  Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------ ------ -------
    1         630   28,661     0  28,661 28,749     0  28,749 30,236      0  30,236
    2       1,291   28,661     0  28,661 28,752     0  28,752 30,284      0  30,284
    3       1,986   28,661    15  28,676 28,795    17  28,812 31,101     26  31,127
    4       2,715   28,661    35  28,696 28,839    50  28,889 31,965     72  32,037
    5       3,481   28,661    64  28,725 28,884    94  28,978 32,873    136  33,009
    6       4,285   28,661   102  28,763 28,929   152  29,082 33,825    221  34,046
    7       5,129   28,661   142  28,803 28,975   217  29,192 34,823    320  35,144
    8       6,016   28,661   190  28,851 29,021   296  29,317 35,870    445  36,315
    9       6,947   28,661   245  28,906 29,068   386  29,455 36,968    592  37,559
   10       7,924   28,661   305  28,966 29,116   489  29,604 38,119    765  38,884
   15      13,594   28,661 1,041  29,702 29,355 1,584  30,939 44,623  2,551  47,174
   20      20,831   28,661 1,800  30,461 29,610 3,043  32,652 52,948  5,621  58,569
  Age
   65      30,068   28,661 2,260  30,921 29,891 4,474  34,365 64,018  9,994  74,012
   30      41,856   28,661 2,512  31,173 30,177 5,897  36,074 77,947 16,251  94,198
   35      56,901   28,661 2,630  31,291 30,466 7,342  37,809 95,511 25,239 120,750
                             0%                   6%                   12%
                    -------------------- -------------------- ---------------------
                         Cash Value           Cash Value           Cash Value
                    -------------------- -------------------- ---------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base  Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy  Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------ ------ -------
    1         630       12     0      12     12     0      12     13      0      13
    2       1,291      371     0     371    394     0     394    417      0     417
    3       1,986      722     4     726    787     5     792    854      8     861
    4       2,715    1,065    11   1,076  1,191    15   1,206  1,327     22   1,348
    5       3,481    1,401    20   1,421  1,608    29   1,637  1,839     42   1,881
    6       4,285    1,728    32   1,761  2,037    49   2,085  2,392     71   2,463
    7       5,129    2,048    47   2,095  2,477    72   2,549  2,991    107   3,098
    8       6,016    2,360    65   2,425  2,931   102   3,032  3,639    153   3,792
    9       6,947    2,664    87   2,751  3,397   137   3,534  4,341    211   4,551
   10       7,924    2,961   112   3,073  3,877   179   4,056  5,099    282   5,380
   15      13,594    4,406   446   4,851  6,558   681   7,239 10,014  1,101  11,115
   20      20,831    5,618   893   6,511  9,525 1,516  11,041 17,112  2,812  19,924
  Age
   65      30,068    6,429 1,283   7,712 12,530 2,552  15,082 26,959  5,725  32,684
   30      41,856    7,018 1,608   8,626 15,616 3,792  19,408 40,521 10,497  51,018
   35      56,901    7,398 1,868   9,267 18,672 5,240  23,912 58,804 18,092  76,897

--------
* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE
   AGE 25 YEARS MALE--SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $27,223
   ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                              0%                   6%                   12%
                     -------------------- -------------------- ----------------------
                        Death Benefit        Death Benefit         Death Benefit
                     -------------------- -------------------- ----------------------
          Prms Accum
              at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year     5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----    ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
     1         368   27,223     0  27,223 27,307     0  27,307  28,719      0  28,719
     2         753   27,223     0  27,223 27,309     0  27,309  28,764      0  28,764
     3       1,159   27,223    24  27,247 27,350    24  27,374  29,535     31  29,565
     4       1,584   27,223    47  27,270 27,392    58  27,450  30,357     76  30,433
     5       2,031   27,223    74  27,297 27,435   100  27,534  31,227    135  31,361
     6       2,500   27,223   107  27,330 27,479   150  27,629  32,146    209  32,354
     7       2,992   27,223   143  27,366 27,523   208  27,732  33,115    297  33,413
     8       3,509   27,223   187  27,410 27,569   278  27,847  34,138    407  34,545
     9       4,052   27,223   236  27,459 27,615   360  27,975  35,216    539  35,755
    10       4,622   27,223   291  27,514 27,662   453  28,115  36,353    696  37,048
    15       7,930   27,223   942  28,165 27,900 1,443  29,343  42,847  2,328  45,175
    20      12,152   27,223 1,638  28,861 28,159 2,829  30,987  51,342  5,303  56,646
    25      17,540   27,223 2,077  29,300 28,447 4,258  32,705  62,798  9,757  72,555
    30      24,416   27,223 2,296  29,519 28,746 5,667  34,412  77,563 16,183  93,746
    35      33,193   27,223 2,365  29,588 29,055 7,064  36,119  96,653 25,426 122,079
  Age 65    44,394   27,223 2,332  29,555 29,375 8,447  37,822 121,372 38,613 159,985
                              0%                   6%                   12%
                     -------------------- -------------------- ----------------------
                          Cash Value           Cash Value            Cash Value
                     -------------------- -------------------- ----------------------
          Base Prem
           Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year     5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----    ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
     1         368        5     0       5      6     0       6       6      0       6
     2         753      175     0     175    186     0     186     197      0     197
     3       1,159      345     4     349    376     4     380     408      5     413
     4       1,584      515     8     523    576    10     586     641     13     654
     5       2,031      684    13     697    785    18     803     898     24     922
     6       2,500      852    20     872  1,005    28   1,033   1,181     39   1,220
     7       2,992    1,018    28   1,046  1,234    41   1,274   1,491     58   1,549
     8       3,509    1,183    38   1,221  1,473    56   1,529   1,832     82   1,914
     9       4,052    1,346    49   1,395  1,721    75   1,797   2,205    113   2,319
    10       4,622    1,506    63   1,570  1,980    98   2,079   2,615    152   2,766
    15       7,930    2,316   244   2,561  3,486   375   3,861   5,378    608   5,986
    20      12,152    3,037   506   3,543  5,259   877   6,136   9,633  1,651  11,284
    25      17,540    3,577   758   4,335  7,211 1,561   8,772  15,992  3,593  19,585
    30      24,416    4,029   983   5,012  9,431 2,436  11,867  25,564  6,989  32,553
    35      33,193    4,378 1,173   5,551 11,871 3,519  15,391  39,671 12,725  52,396
  Age 65    44,394    4,629 1,324   5,953 14,499 4,818  19,317  60,182 22,122  82,305

--------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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        POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

    H6001 6/97